                                                                    EXHIBIT 10.6

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------

    This Summary of Basic Lease Information ("SUMMARY") is hereby incorporated into and made a part of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

         TERMS OF LEASE                                     DESCRIPTION
         (References are to
         the Office Lease)

         1.       Date:                                     June 19, 1998.

         2.       Landlord:                                 W9/WLA REAL ESTATE LIMITED
                                                            PARTNERSHIP,
                                                            a Delaware limited partnership

         3.       Address of Landlord's Agent               LPC MS, Inc.
                  (Section 24.19):                          4041 MacArthur Boulevard
                                                            Suite 175
                                                            Newport Beach, California 92600
                                                            Attn:  Steven Center

                                                            with a copy to:

                                                            LPC MS, Inc.
                                                            455 Market Street, Suite 1520
                                                            San Francisco, California  94105
                                                            Attn:  Mr. D. Allen Palmer

         4.       Tenant:                                   EDUTREK INTERNATIONAL, INC., a Georgia
                                                            corporation

         5.       Address of Tenant                         Edutrek International
                  (Section 24.19):                          3340 Peachtree Road Northeast
                                                            Suite 2000
                                                            Atlanta, Georgia  30326
                                                            Attention:  Ms. Stephanie Kirkpatrick

                                                            with a copy to:

                                                            Smith, Gambrell & Russell, LLP
                                                            1230 Peachtree Street, N.E.
                                                            Suite 3100, Promenade 11
                                                            Atlanta, Georgia  30309-3595
                                                            Attention:  Arthur Jay Schwartz, Esq.

                                                            and
                                                            Cushman & Wakefield
                                                            3300 One Atlantic Center
                                                            1201 West Peachtree Street
                                                            Atlanta, Georgia  30309
                                                            Attention:  Mr. Andrew Ghertner
                                                            (Prior to Lease Commencement Date)

                                                                   and

                                                                   Edutrek International, Inc.
                                                                   12655 West Jefferson Boulevard
                                                                   Los Angeles, California 90066
                                                                   Attention: Mr. Kevin Martin
                                                                   with a copy to:
                                                                   Smith, Gambrell & Russell, LLP
                                                                   1230 Peachtree Street, N.E.
                                                                   Suite 3100, Promenade 11
                                                                   Atlanta, Georgia  30309-3595
                                                                   Attention:  Arthur Jay Schwartz, Esq.

                                                                   and
                                                                   Cushman & Wakefield
                                                                   3300 One Atlantic Center
                                                                   1201 West Peachtree Street
                                                                   Atlanta, Georgia  30309
                                                                   Attention:  Mr. Andrew Ghertner
                                                                   (After Lease Commencement Date)

         6.       Premises (Article 1):                            Approximately  86,471  rentable  (83,503 usable)
                                                                   square   feet  of   space,   as  set   forth  on
                                                                   Exhibit A,   attached   hereto   (the   "Initial
                                                                   Premises"),which  Initial  Premises  consists of
                                                                   the entire  rentable area of the Building  other
                                                                   than the  "Expansion  Premises," as that term is
                                                                   defined  in  Section  1.3 of this  Lease.  As of
                                                                   the "Expansion  Premises  Commencement Date," as
                                                                   that  term is  defined  in  Section  1.3 of this
                                                                   Lease,  the Premises shall consist of all of the
                                                                   rentable  area of the Building,  which  consists
                                                                   of   approximately   88,215   rentable   (85,101
                                                                   usable) square feet of space.

         7.       Term (Article 2).

                  7.1      Lease Term:                             Ten (10) years and nine (9) months.

                  7.2      Lease Commencement
                           Date:                                   The  earlier  to occur of  (i) ninety  (90) days
                                                                   following  the  date  Tenant   receives   final,
                                                                   nonappealable  "Governmental Approvals," as that
                                                                   term is defined in Section  2.2.1 of this Lease,
                                                                   (ii) October 15,   1998,   and  (iii) the   date
                                                                   Tenant  commences to conduct  business  from the
                                                                   Premises.

                  7.3      Lease Expiration Date:                  The last day of the  month in which the ten (10)
                                                                   year  and  nine  (9)  month  anniversary  of the
                                                                   Lease Commencement Date occurs.

                  7.4      Amendment to Lease:                     Landlord  and  Tenant  shall  confirm  the Lease
                                                                   Commencement  Date and Lease  Expiration Date in
                                                                   an  Amendment  to  Lease   (Exhibit "C")  to  be
                                                                                               -----------
                                                                   executed  pursuant  to  Article 2 of the  Office
                                                                   Lease.

         8.       Base Rent (Article 3):

         Month of                                 Annual                 Installment
         Lease Term                              Base Rent              of Base Rent
         ----------                              ---------              ------------
One (1) through Five (5)                      $  529,202.52             $ 44,100.21

Six (6) through Eight (8)                     $  653,720.76             $ 54,476.73

Nine (9) through Eleven (11)                  $  944,263.32             $ 78,688.61

Twelve (12) through Fourteen (14)             $1,224,429.30             $102,035.78

Fifteen (15) through Seventeen (17)           $1,680,996.20             $140,083.02

Eighteen (18) through Thirty (30)             $2,137,563.10             $178,130.26

Thirty-One (31) through Sixty (60)            $2,365,846.50             $197,153.88

Sixty-One (61) through Ninety (90)            $2,614,883.00             $217,906.92

Ninety (91) through One Hundred Twenty        $2,895,049.00             $241,254.09
(120)

One Hundred Twenty-One (121) through          $3,206,344.60             $267,195.39
One Hundred Twenty-Nine (129)

THE BASE RENT SET FORTH ABOVE DOES NOT REFLECT TENANT'S LEASE OF THE EXPANSION PREMISES AND THEREFORE SHALL INCREASE AS OF THE EXPANSION PREMISES COMMENCEMENT DATE IN ACCORDANCE WITH THE TERMS OF SECTION 1.3 OF THIS LEASE.

         9.       Additional Rent (Article 4):

                  9.1      Base Year:                              The first twelve (12) months of the Lease Term
                                                                   beginning on the Lease Commencement Date.

                  9.2      Tenant's Share of
                           Direct Expenses:                        Approximately 98.02%, provided that, as of the
                                                                   Expansion Premises Commencement Date, Tenant's
                                                                   Share of Direct Expenses shall be 100%.

         10.      Security Deposit/Letter of Credit                $522,584.35.
                  (Article 20):

         11.      Parking (Article 23):                            All parking spaces less six (6) parking spaces,
                                                                   provided that, as of the Expansion Premises
                                                                   Commencement Date, Tenant shall be entitled to
                                                                   all of the parking spaces servicing the
                                                                   Building.

         12.      Brokers (Section 24.25):                         The Seeley Company
                                                                   11111 Santa Monica Boulevard
                                                                   Suite 350
                                                                   Los Angeles, California  90025

                                                                   and

                                                                   Cushman & Wakefield
                                                                   1801 Century Park East
                                                                   Suite 120
                                                                   Los Angeles, California  90067

                        12655 WEST JEFFERSON BOULEVARD
                                 OFFICE LEASE
                                 ------------

         This Office Lease, which includes the preceding Summary attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "LEASE"), dated as of the date set forth in Section 1 of the Summary, is made by and between W9/WLA REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and EDUTREK INTERNATIONAL, INC., a Georgia corporation ("TENANT").

                                   ARTICLE 1
                                   ---------
           REAL PROPERTY, BUILDING AND PREMISES; EXPANSION PREMISES
           --------------------------------------------------------

         1.1 Real Property, Building and Premises. Upon and subject to the
             ------------------------------------
terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "PREMISES"), which Premises are part of the building (the "BUILDING") located at 12655 West Jefferson Boulevard, Los Angeles, California. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. Landlord and Tenant hereby acknowledge and agree that the rentable and usable square footage of the Initial Premises and the Expansion Premises shall be as set forth in this Lease and shall not be subject to remeasurement or modification. The Building, the Building's parking facility ("BUILDING PARKING FACILITY"), any outside plaza areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "REAL PROPERTY." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property (the "COMMON AREAS") to the extent the same are not otherwise included within the definition of the Premises; provided, however, that the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof, provided that such alterations, additions or changes are reasonable and do not materially interfere with Tenant's ability to access, use and occupy of the Premises and the Building Parking Facility.

         1.2 Condition of Premises. Except as expressly set forth in this Lease
             ---------------------
and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises and the Building in their "As Is" condition on the Lease Commencement Date.

         1.3 Expansion Premises. Landlord and Tenant hereby acknowledge and
             ------------------
agree that approximately 1,744 rentable (1,598 usable) square feet of space located on the ground floor of the Building, as more particularly set forth on Exhibit A-1, attached hereto (the "EXPANSION PREMISES"), are as of the date hereof leased to an existing third party tenant (the "EXISTING TENANT"). The term of the Existing Tenant's lease of the Expansion Premises is scheduled to expire on or about December 4, 1998. As more particularly set forth in Section 6 of the Summary, prior to the Expansion Premises Commencement Date, the Premises shall be comprised of all of the rentable area of the Building other than the Expansion Premises. Commencing upon the date (the "EXPANSION PREMISES COMMENCEMENT DATE") which is ninety (90) days following the later to occur of
(a) the expiration or earlier termination of the Existing Tenant's lease of the Expansion Premises, and (b) the Existing Tenant's vacation and surrender of the Expansion Premises, the Premises shall automatically be comprised of (i) the Initial Premises, and (ii) the Expansion Premises. The Initial Premises and the Expansion Premises comprise all of the rentable area of the Building. Tenant's lease of the Expansion Premises shall expire coterminously with Tenant's lease of the Initial Premises. Tenant's lease of the Expansion Premises shall be upon all of the terms and conditions set forth in this Lease, except as specifically set forth in this Section 1.3.

             1.3.1 Expansion Rent. The "Base Rent," as that term is defined in
                   --------------
Article 3 of this Lease, payable for the Expansion Premises shall be at the same rate per rentable square foot as Base Rent is payable by Tenant with respect to the Initial Premises (as and when such Initial Premises Base Rent is increased pursuant to the terms of this Lease). Effective as of the Expansion Premises Commencement Date, Tenant's Share shall equal 100%.

             1.3.2 Construction of Expansion Premises. Tenant shall accept the
                   ----------------------------------
Expansion Premises on the Expansion Premises Commencement Date in its then existing, "as is" condition; provided, however, that Landlord shall deliver the Expansion Premises to Tenant (i) in a broom clean condition, (ii) with all "Base Building Systems," as that term is defined below, in good working order, and
(iii) with all of the Existing Tenant's furniture, fixtures and equipment removed (unless Tenant delivers notice to Landlord not less than thirty (30) days prior to the Expansion Premises Commencement Date indicating Tenant's election to have all or a portion of the equipment which the Existing Tenant may not remove from the Expansion Premises remain in the Expansion Premises as of the Expansion Premises Commencement Date), provided that Landlord shall not be obligated to repair any damage to the Expansion Premises caused by Landlord's removal of any of the Existing Tenant's furniture, fixtures and equipment, provided further that Landlord shall cap all applicable utility lines. Landlord shall endeavor to provide Tenant with not less than thirty (30) days prior written notice of the date of Landlord's intended delivery of the Expansion Premises to Tenant. The terms of the Tenant Work Letter shall be inapplicable with respect to the Expansion Premises, and the construction of the improvements in the Expansion Premises shall comply with the terms of Article 8 of this Lease. Tenant shall be entitled to a one-time allowance (the "EXPANSION PREMISES ALLOWANCE") for the design and installation of improvements which are permanently affixed to the Expansion Premises and for telephone and data cabling (collectively, the "EXPANSION IMPROVEMENTS") in an amount up to but not exceeding the product of (i) $25.00 and (ii) the usable square footage of the Expansion Premises. The Expansion Premises Allowance shall be disbursed by Landlord upon receipt by Landlord of invoices, mechanics lien releases and such other documentation as may reasonably be required by Landlord, and otherwise in accordance with Landlord's reasonable disbursement procedure. In the event that Tenant shall fail to utilize all or a portion of the Expansion Premises Allowance for Expansion Improvements on or before the date which is six (6) months following the Expansion Premises Commencement Date, such unused amounts shall revert to Landlord and Tenant shall have no further rights with respect thereto. For purposes of this Lease, the "BASE BUILDING SYSTEMS" shall mean (a) the structural portions of the Building and Building Parking Facility, (b) the base building plumbing, heating, ventilating, air-conditioning, fire/life safety, elevator and electrical systems installed or furnished by Landlord and located within the core of the Building, and (c) the telecommunications equipment located on and servicing the Real Property (up to the point of entry into the Building).

             1.3.3 Parking. Commencing upon the Expansion Premises Commencement
                   -------
Date and continuing throughout the Lease Term, notwithstanding anything in
Section 11 of the Summary to the contrary, Tenant shall be entitled to use all of the parking spaces servicing the Building upon the terms and conditions set forth in Article 23 of this Lease.

             1.3.4 Amendment to Lease. Within thirty (30) days following the
                   ------------------
Expansion Premises Commencement Date, Landlord and Tenant shall execute an amendment to this Lease setting forth Tenant's lease of the Expansion Premises upon the terms and conditions set forth in this Section 1.3.

                                   ARTICLE 2
                                   ---------
    INITIAL LEASE TERM; GOVERNMENTAL APPROVALS; TENANT TERMINATION RIGHT;
    ---------------------------------------------------------------------
                                 OPTION TERMS
                                 ------------

         2.1 Initial Lease Term. The terms and provisions of this Lease shall be
             ------------------
effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "LEASE COMMENCEMENT DATE") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "LEASE EXPIRATION DATE") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve
(12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord or Tenant may deliver to the other party an amendment in the form as set forth in Exhibit C, attached hereto, which amendment Tenant or Landlord, as the case may
---------
be, shall execute and return to the other party within five (5) business days after receipt thereof.

         2.2 Governmental Approvals; Tenant Termination Right.
             ------------------------------------------------

             2.2.1 Governmental Approvals. Landlord and Tenant hereby
                   ----------------------
acknowledge and agree that Tenant shall be required to obtain certain approvals, variances and/or permits from applicable governmental authorities in order to utilize the Premises as an education institution (the "GOVERNMENTAL APPROVALS"). Immediately following the full execution and delivery of this Lease, Tenant shall, at Tenant's sole cost and expense, in good faith, use commercially reasonable efforts and diligently seek to obtain the Governmental Approvals. Landlord shall reasonably cooperate with Tenant in order to assist Tenant in obtaining the Governmental Approvals. Upon request from Landlord from time to time, Tenant shall deliver to Landlord reasonable information and documentation relating to Tenant's efforts to obtain the Governmental Approvals. In addition, immediately upon receipt or rejection of the Governmental Approvals, Tenant shall deliver notice of such approval or notice of such rejection, as the case may be, to Landlord.

             2.2.2 Tenant Termination Right.
                   ------------------------

                   2.2.2.1  Deadline  Date.  In consideration for, and as a
                            --------------
condition precedent to, the rights granted to Tenant pursuant to the terms of this Section 2.2.2, concurrently with the execution of this Lease by Tenant, Tenant shall deliver to Landlord an amount equal to $100,000.00 (the "TERMINATION FEE"). In the event that (i) Tenant is not in default under this Lease as of the date of Tenant's delivery of the "Election Notice," as that term is defined below, and (ii) Tenant has not obtained, but has employed commercially reasonable efforts and diligently sought to obtain, final, nonappealable Governmental Approvals on or before July 15, 1998 (the "DEADLINE DATE"), then the "Original Tenant," as that term is defined in Section 2.3.1 of this Lease, shall have the right, at its option, to deliver notice (the "ELECTION NOTICE") to Landlord following the Deadline Date but before 5:00 p.m. Los Angeles time on July 16, 1998, which Election Notice shall indicate Tenant's election to terminate this Lease, effective upon Landlord's receipt of such notice

                   2.2.2.2  Personal  Nature of Rights.  The rights contained in
                            --------------------------
this Section 2.2.2 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease).

                   2.2.2.3  Termination  of Rights.  Notwithstanding anything in
                            ----------------------
this Section 2.2.2 to the contrary, Tenant's right to terminate this Lease pursuant to the terms of this Section 2.2.2 shall terminate immediately upon Tenant's receipt of final, nonappealable Governmental Approvals.

            2.2.3  Termination/Continuation of this Lease.
                   --------------------------------------

                   2.2.3.1 In the event that Tenant timely and properly terminates this Lease pursuant to the terms of this Section 2.2, then (i) the Termination Fee shall be the sole property of Landlord and Tenant shall have no rights with respect thereto, and (ii) this Lease shall automatically terminate and be of no further force or effect and Landlord and Tenant shall be relieved of their respective obligations under the Lease as of the termination date, except those obligations set forth in the Lease, which specifically survive the expiration or earlier termination of the Lease.

                   2.2.3.2 In the event that Tenant fails to timely and properly terminate this Lease pursuant to the terms of this Section 2.2, then (i) the Termination Fee shall be held by Landlord and applied to the first Rent due under this Lease, and (ii) this Lease shall continue in full force and effect and Tenant shall have no further right to terminate this Lease pursuant to the terms of this Section 2.2.

             2.2.4 Tenant Improvement Allowance. Notwithstanding anything in
                   ----------------------------
this Lease or the Tenant Work Letter to the contrary, in no event shall Landlord be obligated to disburse all or any portion of the "Tenant Improvement Allowance," as that term is defined in Section 2.1 of the Tenant Work Letter, unless and until Tenant's right to terminate this Lease pursuant to the terms and conditions set forth in this Section 2.2 has been waived or has expired or otherwise has no further applicability.

         2.3 Option Terms.
             ------------

             2.3.1 Option Right. Landlord hereby grants the Tenant named in
                   ------------
this Lease (the "ORIGINAL TENANT") or a "Permitted Assignee," as that term is defined, below, two (2) options to extend the Lease Term for a period of five
(5) years each (each, an "OPTION TERM"), which options shall be exercisable only by Tenant's delivery of the "Exercise Notice," as that term is defined in
Section 2.3.3, below, delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of each applicable Exercise Notice, Tenant is not in monetary default or material non-monetary default under the Lease after the expiration of the applicable cure period. Upon the proper exercise of such option to extend, and, at Landlord's option, provided that, as of the end of the initial Lease Term or the first Option Term, as applicable, Tenant is not in monetary default or material non-monetary default under this Lease after the expiration of the applicable cure period, the Lease Term shall be extended for the Option Term. The rights contained in this Section 2.3 shall be personal to the Original Tenant or a Permitted Assignee and may only be exercised by the Original Tenant or a Permitted Assignee (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant, a Permitted Assignee or any sublessee under a "Permitted Assignment," as that term is defined in Section 14.7 of this Lease, collectively occupies seventy-five percent (75%) or more of the rentable area of the Premises as of the date of the Exercise Notice. In addition, Tenant's right to lease the Premises during the second Option Term shall be of no force or effect in the event that Tenant fails to lease the Premises during the first Option Term. For purposes of this Lease, a "PERMITTED ASSIGNEE" shall mean either (i) an assignee of Tenant's entire interest in this Lease approved by Landlord or otherwise permitted pursuant to the terms of Article 14 of this Lease, or (ii) an assignee of Tenant's entire interest in this Lease as a result of a "Permitted Assignment," as that term is defined in Section 14.7 of this Lease.

                  2.3.2 Option Rent. The Annual Base Rent payable by Tenant
                        -----------
during the applicable Option Term (the "OPTION RENT") shall be equal to the then prevailing fair market rental rate (projected to the commencement date of the applicable Option Term) that would be agreed to by a comparable landlord and a comparable tenant (including comparable size and creditworthiness) each of whom is willing, but neither of whom is compelled, to enter into a lease transaction (for other than an equity, sublease or expansion lease transaction), for space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the "Comparable Buildings," as that term is defined, below, taking into account all relevant factors, including, without limitation, (i) the modified gross nature of this Lease (i.e., the fact that Tenant is responsible for paying for the cost of all utilities utilized at the Real Property), (ii) rental abatement concessions being granted such tenants, if any, in connection with such comparable space, (iii) tenant improvements or allowances being granted in connection with such comparable space (giving due consideration to the value of the existing improvements in the Premises as of the first day of the applicable Option Term, with such value to be based on the age, quality and layout of such improvements and the extent to which they can be utilized by a general office user), and (iii) other monetary concessions being granted such tenants in connection with such comparable space; provided, however, that in calculating the Option Rent, no consideration shall be given to any period of rental abatement, if any, granted to tenants in comparable transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. All other terms and conditions of the Lease shall apply throughout each applicable Option Term, except that the Base Year shall be the calendar year in which the applicable Option Term commences; provided, however, that any obligation of Landlord to construct tenant improvements or provide an allowance shall not apply during either Option Term and Tenant shall in no event have the option to extend the Lease Term beyond the second Option Term described in Section 2.3.1, above. For purposes of this Lease, the term "COMPARABLE BUILDINGS" shall mean comparable first class, high-rise office buildings in Marina del Rey and Playa del Rey, California.

                  2.3.3 Exercise of Option. Each of the options contained in
                        ------------------
this Section 2.3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than twenty-four (24) months nor less than twelve (12) months prior to the expiration of the initial Lease Term or the first Option Term, as the case may be, stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not less than ten (10) months prior to the expiration of the initial Lease Term or the first Option Term, as the case may be, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "EXERCISE DATE") which is the earlier of (A) the date occurring nine (9) months prior to the expiration of the initial Lease Term or the first Option Term, as the case may be, and (B) the date occurring thirty
(30) days after Tenant's receipt of the applicable Option Rent Notice, exercise the option by delivering written notice ("EXERCISE NOTICE") thereof to Landlord, and upon, and concurrent with, such exercise, Tenant may, at its option, object to Landlord's determination of the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3.4, below. Tenant's failure to timely deliver the Exercise Notice shall be deemed to constitute Tenant's waiver of its extension right hereunder.

                  2.3.4 Determination of Option Rent. In the event Tenant timely
                        ----------------------------
objects in writing to the Option Rent initially determined by Landlord in the Option Rent Notice, Landlord and Tenant shall attempt to agree upon the Option Rent, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within twenty (20) days following Tenant's objection to the Option Rent submitted by Landlord in the Option Rent Notice (the "OUTSIDE AGREEMENT DATE"), then each party shall make a separate determination of the Option Rent, as the case may be, within fifteen (15) business days, and such determinations shall be submitted to arbitration in accordance with Sections 2.3.4.1 through
2.3.4.7 below.

                        2.3.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of commercial high-rise properties in the West Los Angeles, California area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent, as determined by the arbitrators, taking into account the requirements of Section 2.3.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) business days after the Outside Agreement Date.

                        2.3.4.2 The two arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

                        2.3.4.3 The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.

                        2.3.4.4 The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

                        2.3.4.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) business days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                        2.3.4.6 If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.3.4.

                        2.3.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

                                   ARTICLE 3
                                   ---------
                                   BASE RENT
                                   ---------

         Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in
Section 8 of the Summary, payable in equal monthly installments as set forth in
Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever, except as specifically set forth in this Lease. Within five (5) days following the date the termination right set forth in Section 2.2.2 of this Lease expires, is waived, or otherwise has no further applicability, Tenant shall deliver a check payable to Landlord in the amount of Forty-Four Thousand One Hundred and 21/100 Dollars ($44,100.21), which amount shall be applied to the Base Rent due for the first month of the Lease Term. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   ARTICLE 4
                                   ---------
                                ADDITIONAL RENT
                                ---------------

         4.1  Additional Rent. In addition to paying the Base Rent specified in
              ---------------
Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.8 and
4.2.3 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the "ADDITIONAL RENT." The Base Rent and Additional Rent are herein collectively referred to as the "RENT." All amounts due under this
Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

         4.2  Definitions.  As used in this Article 4, the following terms
              -----------
shall have the meanings hereinafter set forth:

              4.2.1 "BASE YEAR" shall mean the year set forth in Section 9.1 of the Summary.

              4.2.2 "CALENDAR YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

              4.2.3 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

              4.2.4 "EXPENSE YEAR" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

              4.2.5 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Building and Real Property, including, without limitation, any amounts paid for: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.2.6 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with implementation and operation of a governmentally mandated transportation system management program or similar program (unless Tenant elects, and is permitted pursuant to applicable law, to implement and operate such program or programs in lieu of Landlord, in which event Landlord shall refrain from incurring such costs and the same will be excluded from Operating Expenses); (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property and/or the Building; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Building and Real Property;
(v) the cost of parking area repair, restoration, and maintenance; (vi) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (vii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Building and Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (viii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Building or Real Property; (ix) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (x) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; (xi) the cost of any capital improvements or other costs (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building and Real Property, or (II) made to the Building or Real Property after the Lease Commencement Date that are required under any governmental law or regulation enacted after the Lease Commencement Date; provided, however, that if any such cost described in (I) or (II) above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine; and further provided that in the case of any expenditure described in
(I), the amount included in Operating Expenses shall in no event exceed the Operating Expense savings achieved, for the period in question, as a consequence of such expenditure; and

(xii) the cost of utilities (other than electricity) supplied to the Building and Real Property. If the Building is not fully occupied during all or a portion of any Expense Year (including the Base Year), Landlord shall make an appropriate adjustment to the variable components of Direct Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Direct Expenses that would have been paid had the Building been fully occupied; and the amount so determined shall be deemed to have been the amount of Direct Expenses for such year, or applicable portion thereof. Notwithstanding anything to the contrary set forth in this
Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude temporary market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, provided that such temporary increases are of short duration and are not likely to be repeated on a routine basis.

                  Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) all marketing or advertising expenses, costs of leasing commissions, attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; (B) costs (including permit, license, design and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space, including the Premises; (C) costs incurred due to the violation by Landlord of the terms and conditions of this Lease or any other lease of space in the Building; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Building to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis; (E) except as otherwise specifically provided in this Section 4.2.5, costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Real Property; (F) the cost of utilities consumed at the Real Property, (G) expenses incurred by Landlord for repairs or other work occasioned by fire, windstorm, or other insurable casualty to the extent of the insurance proceeds received by Landlord (or the insurance proceeds Landlord would have received had Landlord, using its good faith, commercially reasonable judgment, elected to file a claim against its insurance company with respect to such casualty); (H) expenses for the replacement of any item covered under warranty; (I) except as specifically permitted in this Section 4.2.5, any interest or penalties due for late payment by Landlord of any of the building operating expenses; (J) cost of repairs necessitated by Landlord's gross negligence, or of correcting any latent defects or original design defects in the base, shell and core of the Building; (K) expenses for any item or service which Tenant pays directly to a third party or separately reimburses Landlord and expenses incurred by Landlord to the extent the same are reimbursed from any other tenants, occupants of the property, or third parties; (L) expenses for any item or service not provided to Tenant but exclusively to certain other tenants in the Building; (M) a property management fee for the Building in excess the lesser of (i) five percent (5%) of the gross revenues of the Building (exclusive of security deposits and interest thereon) for the relevant Expense Year, and (ii) $1.50 per rentable square foot of the Building; (N) salaries of (i) employees above the grade of Building superintendent or Building manager, and (ii) employees whose time is not spent exclusively in the operation of the Real Property, unless such salaries are prorated to reflect time spent on operating and managing the Real Property vis-a-vis time spent on matters unrelated to operating and managing the Real Property; (O) Landlord's general corporate overhead and administrative expenses except if it is solely for the Building; (P) business interruption insurance;
(Q) reserves; (R) Tax Expenses; (S) operating costs incurred by Landlord in connection with retail stores and any specialty service in the Building; (T) operating expenses which are the responsibility of any other tenant; (U) the cost of any service that Landlord sells to tenants and for which Landlord is entitled to be reimbursed by such tenants; (V) any costs or expenses for which Landlord is separately reimbursed or for which Landlord receives a credit from any other party; (W) costs for the acquisition of sculptures, paintings or other objects of art; (X) the cost of installing, operating or maintaining any specialty services such as observatory, broadcasting facility or special facility for any building dining facility or club; (Y) charitable or political contributions; (Z) the cost of any capital improvements that are not specifically identified as being allowed pursuant to clause (x) and (xi) of the preceding paragraph and then only to the extent provided for in such clauses;
(AA) costs incurred to comply with laws relating to the removal of "Hazardous Material," as that term is defined in Article 5 of this Lease, which was in existence in the Building or on the Real Property prior to the Lease Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Real Property, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; (BB) costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought into the Building or onto the Real Property after the date hereof by Landlord or any other tenant of the Real Property and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Real Property, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; (CC) other items not customarily included as operating expenses for Comparable Buildings; and (DD) costs of structural alterations to the columns located in the Building Parking Facility to the extent required by governmental authorities as a result of the 1994 Northridge earthquake.

                  4.2.6 "SYSTEMS AND EQUIPMENT" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

                  4.2.7 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes.

                         4.2.7.1  Tax Expenses shall include, without
limitation:

                    (i) Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

                    (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                    (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                    (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                    (v) Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses.

                 4.2.7.2 In no event shall Tax Expenses for any Expense Year be less than the component of Tax Expenses comprising a portion of the Base Year.

                 4.2.7.3 Notwithstanding anything to the contrary contained in this Section 4.2.7, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Building or Real Property),
(ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of this Lease.

           4.2.8 "TENANT'S SHARE" shall mean the percentage set forth in
Section 9.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building (i.e., 88,215 rentable square feet).

     4.3   Calculation and Payment of Additional Rent.
           ------------------------------------------

           4.3.1 Calculation of Excess. If for any Expense Year ending or
                 ---------------------
commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to the excess (the "EXCESS"). For any Expense Year comprised of less than twelve full calendar months occurring during the Lease Term, the amount of any Excess payable by Tenant applicable to such year shall be prorated on the ratio that the number of days of such Expense Year that occur during the Lease Term bears to 365.

           4.3.2 Statement of Actual Direct Expenses and Payment by Tenant.
                 ---------------------------------------------------------
Landlord shall give to Tenant on or before the first day of July following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.3.3 of this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this
Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days following receipt of the Statement, pay to Landlord an amount as calculated pursuant to the provisions of
Section 4.3.1 of this Lease. In the event that a Statement shall indicate that Tenant has overpaid for Tenant's Share of Direct Expenses for a particular Expense Year, then Landlord shall, at Tenant's option, either provide Tenant with a Rent credit or refund such overpayment to Tenant. In the absence of Tenant notifying Landlord otherwise, Tenant shall be deemed to have elected to receive a Rent credit for any such overcharge, except in the event this Lease has expired or been terminated, in which event Tenant shall be deemed to have elected to receive a refund for such overcharge. Any Rent credit owing pursuant to the preceding sentence shall be applied by Landlord without notice or demand against the next Rent next due under this Lease and any refund due Tenant pursuant to the preceding sentence shall be paid to Tenant within thirty (30) days following the final determination that Tenant has made an overpayment with respect to the Direct Expenses. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

           4.3.3 Statement of Estimated Direct Expenses. In addition, Landlord
                 --------------------------------------
shall give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be (which shall not exceed by more than 10 percent Landlord's actual Direct Expenses for the prior Expense Year) and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve
(12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4   Taxes and Other Charges for Which Tenant Is Directly Responsible.
           ----------------------------------------------------------------
Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the greater of (i) $25.00 per usable square foot, and (ii) cost or value of a building standard build-out as reasonably determined by Landlord, regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Building Parking Facility); or

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.5  Late Charges. If any installment of Rent or any other sum due from
          ------------
Tenant shall not be received by Landlord or Landlord's designee by the due date therefor, then upon demand by Landlord, Tenant shall pay to Landlord a late charge equal to three percent (3%) of the amount due, provided that the foregoing late charge shall not be due the first time in any Lease Year that Tenant fails to pay the Rent or other charge prior to the date due so long as such amount is paid within five (5) days following the date due. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall bear interest from the date due until the date paid at a rate (the "INTEREST RATE") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference
Rate), plus two percent (2%), or (ii) the highest rate permitted by applicable law, provided that the foregoing interest charges shall not be due the first time in any Lease Year that Tenant fails to pay the Rent or other charge prior to the date due so long as the amount due is paid within five (5) days following the date due.

     4.6  Landlord's Books and Records. Landlord shall maintain commercially
          ----------------------------
reasonable records relating to the calculation of Direct Expenses for a period of not less than two (2) years following the expiration of the Expense Year to which such records relate. Within two (2) years after receipt of a Statement by Tenant (the "REVIEW PERIOD"), if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm and is working on a noncontingency fee basis), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's offices, provided that Tenant is not then in monetary default under this Lease. In connection with such inspection, Tenant, Tenant's agents, Tenant's employees and such accountant shall be required to agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within two (2) years following Tenant's receipt of a Statement shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent and notifies Landlord in writing of such dispute prior to the expiration of the Review Period, a determination as to the proper amount shall be made, at Tenant's expense, by a big six accounting firm which has no existing or prior affiliation with Landlord or its principals or affiliates, and which is working on a noncontingency fee basis (the "ACCOUNTANT"). The Accountant shall be selected by Landlord, subject to Tenant's reasonable approval. If the determination by the Accountant proves that Direct Expenses in such Statement were overstated by more than five percent (5%), then the cost of the Accountant shall be paid for by Landlord (provided that in no event shall Landlord be responsible for paying such Accountant an amount in excess of the overcharge to Tenant). In addition, any amounts determined by the Accountant to be owing either party shall (i) in the case of amounts owed by Tenant to Landlord, be paid within thirty (30) days following Accountant's determination, and (ii) in the case of amounts owed by Landlord to Tenant, be credited against the next Rent due under this Lease or, at Tenant's option, refunded to Tenant. Landlord and Tenant agree that this Section 4.6 shall be the sole method to be used by Tenant and Landlord to resolve any such dispute concerning the amount of any Direct Expenses payable or not payable by Tenant pursuant to the terms of this Lease, and Tenant and Landlord hereby waive any other rights of law or in equity relating thereto.

                                   ARTICLE 5
                                   ---------
                                USE OF PREMISES
                                ---------------

     Tenant shall use the Premises solely for general office purposes and, subject to Tenant's receipt of all governmental approvals, including, without limitation, the Governmental Approvals, as an educational institution consistent with the character of the Building as a first-class building, except that, subject to applicable laws, following the Expansion Premises Commencement Date, Tenant may utilize the Expansion Premises as a cafeteria to service Tenant's employees and guests (the "CAFETERIA"). Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant hereby agrees that (i) the Cafeteria shall in no event be open to the public, and (ii) Tenant shall operate the Cafeteria in a clean and sanitary manner. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of the United States of America, the state in which the Building is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, affecting the Real Property and recorded as of the date of this Lease. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined below. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as art supplies, photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in the manner in which such products are designed to be used and in compliance with applicable laws shall not be a violation by Tenant of this Article 5. As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Building is located or the United States Government.

                                   ARTICLE 6
                                   ---------
                            SERVICES AND UTILITIES
                            ----------------------

         6.1  Standard Tenant Services. Landlord shall provide the following
              ------------------------
services twenty-four (24) hours a day on all days during the Lease Term, unless otherwise stated below.

              6.1.1 Landlord shall provide heating and air conditioning so as to maintain temperatures within the Premises that are consistent with the design capacity of the heating and air conditioning system serving the Premises.

              6.1.2 Landlord shall provide hot and cold city water from the regular Building outlets for drinking, lavatory and toilet purposes as well as for use in the Cafeteria.

              6.1.3 Landlord shall provide janitorial services five (5) days per week, except the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, in and about the Premises and window washing services in a manner consistent with the Comparable Buildings but in no event to a standard which is less than that set forth on the specifications set forth on Exhibit F attached to this Lease. In the event that (i) the Real Property is not owned nor operated by Landlord or any affiliate of Landlord, and (ii) Landlord shall fail to satisfy its obligations to provide janitorial services in accordance with the terms of this Lease following sixty (60) days notice from Tenant, then Tenant shall have the right, at Tenant's sole cost and expense, to supply its own janitorial services to the Premises, provided that the provider of such janitorial services shall be approved by Landlord, in Landlord's reasonable discretion. In the event that Tenant shall elect to supply its own janitorial services to the Premises pursuant to the preceding sentence, Landlord shall thereafter exclude from Operating Expenses for the Base Year the amount initially included therein for janitorial services to the Premises.

              6.1.4 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

              6.1.5  The replacement of lamps, starters and ballasts as needed.

              6.1.6 Grounds care, including the sweeping of walks and parking areas and the maintenance of landscaping in a reasonably attractive manner.

              6.1.7 General management, including supervision, inspections and management functions at levels similar to Comparable Buildings.

              6.1.8 Landlord shall provide a card key access control system for the Building. Notwithstanding the foregoing, Landlord shall in no case be liable for personal injury or property damage for any error with regard to the admission to or exclusion from the Building or Real Property of any person. Tenant hereby acknowledges that no guard service shall be provided by Landlord.

              6.1.9 Electricity to operate the Building and Real Property, and to operate the Premises during all hours by providing electric current in reasonable amounts necessary for normal office uses, lighting and heating, ventilating and air conditioning. Landlord agrees that it shall endeavor in good faith to obtain such electricity (as well as all other utility services charged to Tenant, either directly or through the Operating Expenses) at a reasonable cost. Within five (5) business days following receipt of applicable invoices from Landlord, Tenant shall pay Tenant's Share of the cost of all electricity consumed on the Real Property.

         6.2  Overstandard Tenant Use. In the event that Tenant shall use, or
              -----------------------
desire to use, electricity, water, heating and air conditioning or any other utilities supplied to the Real Property (collectively, the "UTILITY SERVICES") in quantities that exceed the capacity of the equipment supplying the same to the Real Property, then, subject to applicable law, Landlord shall install such supplemental equipment as may be reasonably required to provide such excess capacity, provided that Tenant shall pay to Landlord, not less than ten (10) days prior to Landlord's installation of such equipment, the cost of such equipment and the installation thereof. In addition, within ten (10) days after billing, Tenant shall pay to Landlord the cost of the operation and maintenance of any such equipment installed by Landlord. Furthermore, in the event that Tenant shall utilize one or more Utility Services in a quantity or during hours which exceed that utilized by a typical general office user, then Tenant shall pay to Landlord, within ten (10) days after billing, the cost of increased wear and tear on, and/or to the extent required the cost of replacement of, existing equipment caused by such excess consumption.

         6.3  Interruption of Use. Tenant agrees that Landlord shall not be
              -------------------
liable for damages, by abatement of Rent (except as specifically set forth in Section 6.5, below) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as specifically set forth in Section 6.5, below) or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

         6.4  Additional Services. With Tenant's approval, which may be granted
              -------------------
or withheld in Tenant's sole discretion, Landlord shall be permitted, but shall have no obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all reasonable costs to Landlord of such additional services plus a reasonable administration fee. Charges for any utilities or service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

         6.5  Abatement. Notwithstanding anything in Section 6.3 above to the
              ---------
contrary, in the event that an "Abatement Event," as that term is defined, below, shall occur for a continuous period in excess of three (3) business days after Landlord receives written notice from Tenant of such Abatement Event which is within Landlord's reasonable control, or in excess of ten (10) business days after Landlord receives written notice from Tenant of an Abatement Event not arising from matters within Landlord's reasonable control (in either event, the "ELIGIBILITY PERIOD"), and such Abatement Event materially interferes with Tenant's use and enjoyment of all or a portion of the Premises such that the same becomes untenantable and is, in fact, not utilized by the Tenant, then, and in such event, the Rent payable by Tenant shall be abated or reduced, as the case may be, after expiration of the Eligibility Period, for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the

Premises. Notwithstanding anything contained herein to the contrary, no abatement of Rent shall be allowed (i) if the Abatement Event arises from an act or omission of Tenant, its assignees or subtenants or any of their respective contractors, agents, employees or invitees, or (ii) with respect to a deminimus portion of the Premises (i.e. 100 rentable sq. ft. or less) or with respect to areas not actively utilized by Tenant in the conduct of its business (i.e. janitorial closets and similar spaces). For purposes of this Section 6.5, an "ABATEMENT EVENT" shall mean (i) Landlord's failure to provide services to Tenant or to make any repair as required by this Lease, or (ii) Landlord's undertaking of any repair at the Building pursuant to the terms of this Lease.

                                   ARTICLE 7
                                   ---------
                                    REPAIRS
                                    -------

         7.1  Tenant's Repairs. Subject to Landlord's repair obligations in
              ----------------
Sections 7.2, 11.1 and 12.3 below, Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building but not to exceed ten percent (10%)) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements within thirty (30) days following being billed for same.

         7.2  Landlord's Repairs. Anything contained in Section 7.1 above to the
              ------------------
contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, Landlord shall repair and maintain (i) the structural portions of the Building, including, without limitation, the roof, core restrooms, exterior walls and exterior glass, (ii) the Base Building Systems, and (iii) the portion of the Real Property located outside of the Building including, without limitation, the Building Parking Facility (provided that Tenant shall be responsible, at Tenant's sole cost and expense, for any attendants required or desired by Tenant in the Building Parking Facility); provided, however, if such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of rent (except as specifically set forth in Section 6.5 of this Lease) and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Except as specifically set forth in Section 7.3, below, Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

         7.3  Tenant's Right to Make Repairs. Notwithstanding the provisions of
              ------------------------------
Sections 6.1 and 7.2 of this Lease to the contrary, if Tenant provides notice to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance as set forth in Sections 6.1 or 7.2, above, and Landlord fails to provide such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than twenty-one (21) days after receipt of such notice, then Tenant may proceed to take the required action upon delivery of an additional ten (10) business days notice to Landlord specifying that Tenant is taking such required action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action in accordance with the terms of this Section 7.3. In the event Tenant takes such action, and such work will affect the Building Systems and Equipment, or the structural integrity of the Building or the exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on the Building's Systems and Equipment, structure or exterior, as the case may be, unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in the Comparable Buildings. Further, if Landlord does not deliver a detailed written objection to Tenant, within thirty (30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Rent, but Tenant may proceed to claim a default by Landlord under this Lease. In the event that Tenant shall obtain a final, nonappealable judgment for amounts expended by Tenant and disputed by Landlord in accordance with the terms of this
Section 7.3, Tenant shall thereafter have the right to offset the amount of such judgment, plus interest at the Interest Rate, against the Rent next due under this Lease.

                                   ARTICLE 8
                                   ---------
                           ADDITIONS AND ALTERATIONS
                           -------------------------

         8.1  Landlord's Consent to Alterations. Except for cosmetic and
              ---------------------------------
non-structural alterations which are not visible from the exterior of the Premises and do not affect the Building's Systems and Equipment, such as recarpeting, repainting, construction and relocation of interior non-loadbearing walls and the installation of built-in fixtures and furniture (all of which can be performed upon notice to Landlord but without the necessity of obtaining Landlord's consent (individually and collectively a "PREAPPROVED ALTERATION"), Tenant will not make any improvements, alterations, additions, changes or improvements to the Premises (collectively, the "ALTERATIONS") without first procuring the prior written consent of Landlord to such Alterations, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord unless the applicable Alteration may adversely affect the structural integrity of the Building, the Systems and Equipment, or the exterior appearance of the Building, in which event Landlord's consent may be withheld or conditioned in Landlord's sole discretion. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this
Article 8.

         8.2  Manner of Construction. Landlord may impose, as a condition of its
              ----------------------
consent to all Alterations (other than Preapproved Alterations), such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord in Landlord's reasonable discretion; provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work, provided that such contractors are reasonably competitively priced). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Building is located, and in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alteration, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with
Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

         8.3  Landlord's Property. All Alterations of a permanent nature made or
              -------------------
installed by Tenant in the Premises shall become the property of Landlord at the expiration or earlier termination of this Lease. With respect to any Alteration (including any Preapproved Alterations) which is not comparable to a general office improvement or any Alteration (including any Preapproved Alteration) which is comparable to a general office improvement but which requires significant expense to remove (including, without limitation, any stairwell installed in the Premises), Landlord reserves the right to require Tenant to remove the same upon the expiration or earlier termination of this Lease and to repair and restore the Premises to their condition prior to such Alteration, reasonable wear and tear, unrepaired casualty, and condemnation excepted, but only if Landlord has stated in writing, at or prior to the time Tenant requests the right to make such Alteration, that such item must be removed by Tenant at the expiration or earlier termination of the Lease Term. Except as set forth above in this Section 8.3, Tenant shall have no obligation to remove any Alterations at the expiration or earlier termination of this Lease. If Tenant fails to complete any removal and/or to repair any damage caused by the removal as required in this Section 8.3, Landlord may do so and may charge the cost thereof to Tenant.

         8.3  Payment for Improvements. If Tenant orders any work directly from
              ------------------------
Landlord, Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work.

                                   ARTICLE 9
                                   ---------
                            COVENANT AGAINST LIENS
                            ----------------------

         Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises during the Lease Term, and any other period Tenant occupies the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed on or before the date which is fifteen
(15) days following the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, actually incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                  ARTICLE 10
                                  ----------
                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

         10.1  Indemnification and Waiver. Tenant hereby assumes all risk of
               --------------------------
damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the

Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, Building and Real Property. Notwithstanding anything in this
Section 10.1 to the contrary, the foregoing release and indemnity shall not apply to claims to the extent (i) resulting from the negligence or willful misconduct of Landlord or its agents, contractors, employees or representatives,
(ii) not covered by Tenant's insurance (and which would not have been covered by Tenant's insurance had Tenant carried the insurance required pursuant to the terms of this Lease), (iii) not self-insured by Tenant pursuant to the terms of this Lease and (iv) resulting from Landlord's breach of this Lease (the "EXCLUDED CLAIMS"), and Landlord shall indemnify, protect, defend and hold harmless Tenant and its affiliates and their respective partners, sub-partners, officers, agents, employees, contractors and representatives (collectively, "TENANT PARTIES") from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) to the extent incurred in connection with or arising from Excluded Claims but only to the extent Landlord's liability is not waived pursuant to the terms of Section 10.4 of this Lease (provided that Landlord's indemnity shall not extend to loss of profits, loss of business or other similar consequential damages incurred by Tenant or the Tenant Parties). Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages (i) incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease, subject to the terms of Article 16 of this Lease, or (ii) to which Landlord may be entitled pursuant to the terms of California Civil Code
Section 1951.2 (excluding Section 1951.2(a)(4)). The provisions of this Section
10.1 shall survive the expiration or sooner termination of this Lease.

         10.2  Landlord's Liability and Fire and Casualty Insurance. Landlord
               ----------------------------------------------------
shall carry commercial general liability insurance with respect to the Building during the Lease Term, and shall further insure the Building (except, at Landlord's option, with respect to items required to be insured by Tenant pursuant to Section 10.3.2 of this Lease) during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Building shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings. Notwithstanding anything in this Section 4.2.5 to the contrary, in the event that, following the Base Year, Landlord shall reduce the deductible and/or increase the coverage ratio with respect to the earthquake insurance carried by Landlord, then from and after the date upon which Landlord obtains such revised earthquake insurance coverage and continuing throughout the period during which Landlord maintains such revised earthquake insurance coverage, Operating Expenses for the Base Year shall be deemed increased by the amount of the earthquake insurance premium Landlord would have incurred had Landlord maintained such revised insurance for the same period of time during the Base Year as such revised insurance in maintained by Landlord during the applicable Expense Year. In no event shall Landlord increase the earthquake insurance deductible and/or reduce the earthquake insurance coverage ratio from that carried during the Base Year, unless the earthquake insurance deductible and coverage ratio carried during the Base Year is not available. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

         10.3  Tenant's Insurance.  Tenant shall maintain the following
               ------------------
coverages in the following amounts.

               10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

         Bodily Injury and                          $3,000,000 each occurrence
         Property Damage Liability                  $3,000,000 annual aggregate

         Personal Injury Liability                  $3,000,000 each occurrence
                                                    $3,000,000 annual aggregate
                                                    0% Insured's participation

               10.3.2 Physical Damage and Earthquake Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

               10.3.3  Form of Policies. The minimum limits of policies of
                       ----------------
insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance maintained by Tenant shall
(i) name Landlord, and any other party it so specifies that has an interest in Real Property, Building or Premises, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Building is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

           10.3.4 Notwithstanding any provision in this Lease to the contrary, Tenant may self-insure for the insurance requirement set forth in Section 10.3.2(i) of this Lease to the extent that it is not prohibited by law from doing so. This provision will not be applicable, however, to any assignee or subtenant that is not an "Affiliate," as that term is defined in Section 14 of this Lease. Any self-insurance shall be deemed to contain all of the terms and conditions applicable to such insurance as required in this Article 10, including, without limitation, a full waiver of subrogation.

     10.4  Subrogation. Landlord and Tenant agree to have their respective
           -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. Anything in this Lease to the contrary notwithstanding, to the fullest extent permitted by law, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their partners, agents, officers and employees, for any loss or damage that may occur to the Premises, Building or Real Property, or personal property within the Building, regardless of cause or origin, including the negligence of Landlord or Tenant and their partners, agents, representatives, officers and employees, but only to the extent such loss or damage is covered by, and proceeds are collectible under, insurance in effect at the time of such loss or damage or would be covered by the casualty insurance to be carried under Sections 10.2 and 10.3 above if such insurance is self-insured or is otherwise not being carried in breach of said obligations. Landlord and Tenant agree to give immediately to their respective insurance companies, which have issued policies of insurance covering any risk of direct physical loss, written notice of the terms of the mutual waivers contained in this Section 10.4, and to have the insurance policies properly endorsed, if necessary. Landlord and Tenant acknowledge that the waivers and releases set forth in this Section 10.4 are intended to result in any loss or damage which is covered by casualty insurance being borne by the insurance carrier of Landlord or Tenant, as the case may be, or by the party having the insurable interest if such loss is not covered by such insurance or is being self-insured and this Lease required such party to maintain insurance to cover such loss. Landlord and Tenant agree that such waivers and releases were freely bargained for and willingly and voluntarily agreed to by Landlord and Tenant and do not constitute a violation of public policy.

     10.5  Additional Insurance Obligations. Tenant shall carry and maintain
           --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord; provided that such insurance coverages and limits are customarily required by landlords at Comparable Buildings and further provided that no such additional coverage or limits may be required in the first sixty (60) months of the Lease Term, and required insurance limits may not be changed more often than once every sixty (60) months.

                                  ARTICLE 11
                                 -----------
                            DAMAGE AND DESTRUCTION
                            ----------------------

     11.1  Repair of Damage to Premises by Landlord. Tenant shall promptly
           ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty, unless it is reasonable to assume that Landlord is aware of the same, and provided, however, that Tenant's failure to provide prompt notice shall not give rise to any liability on the part of Tenant. If the Premises, Building Parking Facility, or any other common areas of the Building or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises, the Building Parking Facility and such common areas to substantially the condition thereof as existed prior to the casualty, except for modifications required by zoning and building codes and other laws, or any other modifications to the common areas deemed desirable by Landlord in its reasonable discretion, provided use of and access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under
Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises (using first the proceeds available to Landlord under Tenant's casualty policy and secondarily using the proceeds available under the Landlord's insurance policy) and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, and Landlord's insurance carrier, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval (which approval shall not be unreasonably withheld, conditioned or delayed), all plans, specifications and working drawings relating thereto, and Landlord shall, in its reasonable discretion, select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises, the Building Parking Facility or other or common areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Direct Expenses, provided that if the damage is the result of the negligence or wilful misconduct or Tenant or its employees or contractors, Landlord shall only allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Direct Expenses to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses.

Any abatement of Rent permitted pursuant to the terms of this Section 11.1 shall continue during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant for the purpose of conducting its business in the ordinary course as a result thereof.

         11.2  Landlord's Option to Repair. Notwithstanding the terms of Section
               ---------------------------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within three hundred sixty-five (365) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. In addition, if the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term and Tenant has not elected to renew this Lease pursuant to Section 2.3 above, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty
(30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this Section 11.2, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

         11.3  Tenant's Termination Rights. In the event that this Lease is not
               ---------------------------
terminated pursuant to the terms of Section 11.2, above, upon request by Tenant not less than thirty (30) days following the casualty, Landlord shall deliver notice (the "REPAIR Notice") to Tenant of Landlord's reasonable estimate of the time required to substantially complete such repair or restoration (the "ESTIMATED REPAIR TIME"). If the Estimated Repair Time exceeds three hundred sixty five (365) days from the date of the casualty and the damage caused by the casualty materially interferes with Tenant's use of or access to the Premises or the Building Parking Facility, then Tenant shall have the right to terminate this Lease upon notice (the "CASUALTY TERMINATION NOTICE") to Landlord, which Casualty Termination Notice shall be delivered by Tenant to Landlord not later than thirty (30) days after the date of Tenant's receipt of the Repair Notice. If the Estimated Repair Time is less than three hundred sixty five (365) days, or if Tenant fails to exercise its said right to terminate this Lease, this Lease shall remain in force and effect. Notwithstanding any provision of this Lease to the contrary, Tenant may, at its option, terminate this Lease, if Landlord elects or is otherwise required to repair or restore as provided in this Article 11, and such repair or restoration is not completed within the Estimated Repair Time, plus sixty (60) days, plus the number of days of delay, if any, attributable to events of "Force Majeure," as that term is defined in
Section 24.17 hereof (provided that the total number of days of delay attributable to an event of Force Majeure may not exceed ninety (90)), plus the number of days of delay, if any, as are attributable to the acts or omissions of Tenant.

         11.4  Waiver of Statutory Provisions. The provisions of this Lease,
               ------------------------------
including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Building is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

                                  ARTICLE 12
                                  ----------
                                 CONDEMNATION
                                 ------------

         12.1  Permanent Taking. If the whole or any material part of the
               ----------------
Premises, Building or Building Parking Facility shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than two hundred ten (210) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if in excess of twenty-five percent (25%) of Tenant's available parking spaces are taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than two hundred ten (210) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that (i) Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant and (ii) Landlord and Tenant shall each be entitled to receive fifty percent (50%) of the "bonus value" of the leasehold estate in connection therewith, which bonus value shall be equal to the difference between the Rent payable under this Lease and the sum established by the condemning authority as the award for compensation for the leasehold estate. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

         12.2  Temporary Taking. Notwithstanding anything to the contrary
               ----------------
contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking, except that Tenant may file and retain a claim for its business related losses so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant.

         12.3  Restoration. In the event that this Lease is not terminated
               -----------
pursuant to this Article 12, Landlord shall, at its sole cost and expense, promptly restore the Real Property, Building or Premises, as the case may be, to a reasonable condition, given the nature and extent of the taking.

                                  ARTICLE 13
                                  ----------
                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

         Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by Landlord or any persons claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                  ARTICLE 14
                                  ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

         14.1  Transfers. Tenant shall not, without the prior written consent of
               ---------
Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty
(30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof,, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's reasonable legal fees incurred by Landlord (not to exceed $750.00 in connection with any particular request for approval), within thirty (30) days after written request by Landlord.

         14.2  Landlord's Consent. Landlord shall not unreasonably withhold,
               ------------------
condition, or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. In the event that
(i) Landlord shall fail to grant or deny its consent to a proposed Transfer within ten (10) business days after request by Tenant, (ii) Tenant shall, following the expiration of such 10-business day period, deliver a second request for approval of the applicable Transfer, and (iii) Landlord shall fail to grant or deny its consent to the proposed Transfer within three (3) business days following such second request, then Landlord's consent to the applicable Transfer shall be deemed granted. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

               14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

               14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

               14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

               14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

               14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease as to the Subject Space on the date consent is requested; or

               14.2.6 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease.

         If Landlord consents to any Transfer pursuant to the terms of this
Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section
14.4 of this Lease).

         14.3  Transfer Premium. If Landlord consents to a Transfer, as a
               ----------------
condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee, provided that no Transfer Premium shall be payable to Landlord in connection with a "Permitted Assignment," as that term is defined in Section 14.7, below. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) commercially reasonable marketing and advertising costs, (iii) out-of-pocket monetary concessions, and (iv) any brokerage commissions in connection with the Transfer (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

         14.4 Landlord's Option as to Subject Space. Notwithstanding anything to
              -------------------------------------
the contrary contained in this Article 14, in the event Tenant contemplates a Transfer (other than a Permitted Assignment) that, when aggregated with all prior Transfers (other than with respect to Permitted Assignments), results in 40,000 of more rentable square feet of the Premises having been Transferred (other than with respect to Permitted Assignments), Tenant shall give Landlord notice (the "INTENTION TO TRANSFER NOTICE") of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer (the "CONTEMPLATED TRANSFER SPACE"), the contemplated date of commencement of the contemplated Transfer (the "CONTEMPLATED EFFECTIVE DATE"), and the contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant within ten (10) business days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated Transfer as set forth in the Intention to Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of six (6) months (the "SIX MONTH PERIOD") commencing on the last day of such ten (10) business day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Six Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice; provided however, that any such Transfer shall be subject to the remaining terms of this Article 14. If such a Transfer is not so consummated within the Six Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Section 14.4.

         14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the
              ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and, if the deficiency shall be by more than five percent (5%), then Tenant shall also pay Landlord's costs of such audit; provided, however, that in no event shall Tenant be responsible for paying such audit expenses in an amount in excess of the deficiency owed by Tenant.

         14.6 Additional Transfers. Subject to the terms of Section 14.7, below,
              --------------------
for purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

         14.7 Permitted Assignments. Notwithstanding any provision of this
              ---------------------
Article 14 to the contrary, Tenant, without the necessity of obtaining Landlord's consent, shall have the right to sublease all or a portion of the Premises or to assign this Lease (any such assignment or sublease to be referred to as a "PERMITTED ASSIGNMENT") to (i) any corporation or entity that directly, or indirectly through one or more intermediaries is in control of, controlled by or under common control with Tenant (an "AFFILIATE"), with "control" meaning the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the specified corporation or entity, whether through the ownership of voting securities, by contract or otherwise, or (ii) any corporation or entity into which or with which Tenant merges or consolidates or effects a similar reorganization transaction or which acquires all or substantially all of Tenant's stock or assets, provided that (a) Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate, (b) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, and (c) such transferee or affiliate shall have a net worth (not including goodwill as an asset), computed in accordance with generally accepted accounting principles, reasonably sufficient to meet the obligations of Tenant under this Lease with respect to the Subject Space. Tenant shall remain fully liable under this Lease in the case of any such Permitted Assignment.

                                  ARTICLE 15
                                  ----------
                             SURRENDER; OWNERSHIP
                             --------------------
                         AND REMOVAL OF TRADE FIXTURES
                         -----------------------------

         15.1 Surrender of Premises. No act or thing done by Landlord or any
              ---------------------
agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by

Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 Removal of Tenant Property by Tenant. Upon the expiration of the
              ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted; provided, however, that Tenant shall, at its sole cost and expense, cause the "Stairwells," as that term is defined in Section 3.2 of the Tenant Work Letter, to be removed in accordance with the terms of Section 3.2 of the Tenant Work Letter. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.


                                  ARTICLE 16
                                  ----------
                                 HOLDING OVER
                                 ------------

         If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

                                  ARTICLE 17
                                  ----------
                             ESTOPPEL CERTIFICATES
                             ---------------------

         Within ten (10) business days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other form as may be required by any prospective mortgagee or purchaser of the Real Property, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Within ten (10) business days following a request in writing by Tenant, which shall be made only in connection with a proposed assignment or sublease, Landlord shall execute and deliver to Tenant an estoppel certificate, which, as submitted by Tenant, shall be comparable to the form of estoppel certificate attached hereto as Exhibit E (or such other form as may be reasonably required by a prospective assignee or subtenant of Tenant), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Tenant's actual or prospective assignee or subtenant. Landlord shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Landlord to timely execute and deliver such estoppel certificate or other instruments five (5) business days following a second request by Tenant shall constitute an acknowledgment by Landlord that statements included in the estoppel certificate are true and correct, without exception.

                                  ARTICLE 18
                                  ----------
                                 SUBORDINATION
                                 -------------

         18.1 Subordination. Subject to the terms of Section 18.2, below, this
              -------------
Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Subject to Section 18.2, below, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

         18.2 SNDA. As soon as reasonably practicable following the full
              ----
execution and delivery of this Lease, but subject to the remaining terms of this
Section 18.2, Landlord shall obtain a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit G (the "SNDA ") from each holder of a ground or underlying lease, mortgage, or deed of trust, which encumbers the Premises, Building or Real Property and which has priority over this Lease. If (i) Landlord shall fail to obtain such SNDA within ninety (90) days following the date of the full execution and delivery of this Lease, (ii) following the expiration of such ninety (90)-day period, Tenant delivers notice to Landlord requesting the SNDA, and (iii) Landlord fails to deliver the SNDA within thirty (30) days following receipt of Tenant's notice, then, as Tenant's sole and exclusive remedy at law or in equity, Tenant may elect to terminate this Lease by written notice to Landlord delivered at any time prior to Landlord's obtaining such SNDA. Concurrently with Tenant's execution of this Lease, Tenant shall execute and deliver to Landlord the SNDA. Notwithstanding anything contained in this Lease (including Section 18.1) to the contrary, Tenant's agreement to attorn to a successor in title to the Premises, or to subordinate this Lease to the interest of any subsequent lienholder, is conditioned upon Tenant's prior receipt of a commercially reasonable subordination, non-disturbance and attornment agreement.

                                  ARTICLE 19
                                  ----------
                    TENANT'S DEFAULTS; LANDLORD'S REMEDIES
                    --------------------------------------

         19.1 Events of Default by Tenant. All covenants and agreements to be
              ---------------------------
kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

              19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days following notice from Landlord that the same was not paid when due; or

              19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

              19.1.3 Abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) or more consecutive business days while in monetary default of this Lease; it being acknowledged by Landlord that Tenant shall have no obligation to occupy all or any portion of the Premises.

         19.2 Landlord's Remedies Upon Default. Upon the occurrence of any such
              --------------------------------
default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, subject to applicable law, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive.

              19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                     (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                     (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                     (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                     (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                     (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

              19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

              19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

         19.3 Payment by Tenant. Tenant shall pay to Landlord, within fifteen
              -----------------
(15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

         19.4 Sublessees of Tenant. Whether or not Landlord elects to terminate
              --------------------
this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         19.5 Waiver of Default. No waiver by Landlord or Tenant of any
              -----------------
violation or breach by the other party of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by such party of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord or Tenant in enforcement of one or more of the remedies herein provided upon a default by the other party shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted. Likewise, the payment of any Rent hereunder by Tenant following the occurrence of any default, whether or not known to Tenant, shall not be deemed a waiver of any such default.

         19.6 Efforts to Relet. For the purposes of this Article 19, Tenant's
              ----------------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

         19.7 Landlord Default.
              ----------------

              19.7.1 In General. Notwithstanding anything to the contrary
                     ----------
set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless (i) in the event such default is with respect to the payment of money, Landlord fails to pay such unpaid amounts within ten (10) days of written notice from Tenant that the same was not paid when due, or (ii) in the event such default is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

              19.7.2 Cure by Landlord's Mortgagees. In addition to and not
                     -----------------------------
in lieu of any cure rights given to Landlord herein in the event that Landlord defaults under this Lease, each and every mortgagee and ground lessor having an interest in the Building shall have the right (but not the obligation) to cure any such defaults on the part of Landlord hereunder in accordance with and subject to the following terms and conditions:

                     19.7.2.1 The rights granted hereunder to a mortgagee or a ground lessor shall be given to any mortgagee or ground lessor of which Tenant has written notice prior to the occurrence of such default. Such notice shall be given to Tenant by virtue of (A) any subordination, non-disturbance and attornment agreement to which Tenant is a party, or (B) any other written notice of such mortgagee or ground lessor given by Landlord to Tenant in accordance with the notice provisions specified herein. Such notice by Landlord shall specify the name and address for such notice purposes of the mortgagee or ground lessor in question, and the instrument or document from which the interest of the mortgagee or ground lessor derives;

                     19.7.2.2 Tenant shall deliver to all such mortgagees or ground lessors a copy of any notice of default or demand to perform on the part of Landlord hereunder at the time such notice or demand is delivered to Landlord, and no such notice shall be effective as to the mortgagee or ground lessor unless and until it has been so delivered to such mortgagee or ground lessor;

                     19.7.2.3 The mortgagee or ground lessor in question shall have the amount of time from the date of default that Landlord has plus an additional thirty (30) days to cure any default on the part of Landlord under this Lease; and

                     19.7.2.4 Tenant shall accept a cure of the mortgagee or the ground lessor in question within any applicable cure period as if such cure were the cure of Landlord.

                                  ARTICLE 20
                                  ----------
                       SECURITY DEPOSIT/LETTER OF CREDIT
                       ---------------------------------

         Concurrent with Tenant's execution of this Lease, Tenant shall either
(i) deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in Section 10 of the Summary upon the terms and conditions set forth in Section 20.1, below, or (ii) deliver to Landlord a letter of credit in the amount set forth in Section 10 of the Summary, upon the terms and conditions set forth in Section 20.2, below.

         20.1 Security Deposit. In the event that Tenant shall elect to deliver
              ----------------
for Security Deposit, the terms of this Section 20.1 shall be applicable. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of
Section 1950.7 of the California Civil Code, or any successor statute.

         20.2 Additional Collateral for Performance of Lease Obligations. In the
              ----------------------------------------------------------
event that Tenant elects to provide a letter of credit, the terms of this Section 20.2 shall be applicable. Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit (the "LETTER OF CREDIT"), in the form and containing the terms required herein, payable in the County of Los Angeles, California, running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount set forth in Section 10 of the Summary (the "LETTER OF CREDIT AMOUNT"); provided, however, that in the event that Tenant is not in default under this Lease as of the last day of the second
(2nd) Lease Year, the Letter of Credit Amount shall thereafter be reduced by an amount equal to $250,000.00. The Letter of Credit shall be (a) at sight and irrevocable, (b) subject to the terms of this Section 20.2, maintained in effect, whether through replacement, renewal or extension, for the entire Lease Term (the "LETTER OF CREDIT EXPIRATION DATE") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #400, and (d) fully assignable by Landlord in connection with a transfer of Landlord's interest in this Lease and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that:
(1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) of a written affidavit that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such affidavit shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such affidavit; and (3) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral," as that term is defined, below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the Letter of Credit Amount, Tenant shall within five (5) days thereafter provide Landlord with either (i) cash (the "CASH COLLATERAL") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or (ii) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of the Letter of Credit Amount and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 20.2, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than thirty
(30) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute Letter of Credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this Section 20.2, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this Section 20.2, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Article 19 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit, provided that the foregoing shall not impair or reduce Tenant's rights pursuant to applicable law in the event that it is determined that Landlord's draw of the Letter of Credit or the use of any proceeds thereof or Cash Collateral was not permitted pursuant to the terms of this Lease. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or Cash Collateral be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto
(x) recite that the Letter of Credit and/or Cash Collateral, as the case may be, is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("SECURITY DEPOSIT LAWS") shall have no applicability or relevancy thereto and (y) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

                                  ARTICLE 21
                                  ----------
                              COMPLIANCE WITH LAW
                              -------------------

         Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated ("APPLICABLE LAWS"). At its sole cost and expense, Tenant shall promptly comply with all Applicable Laws relating to the Premises (including the restrooms, except as specifically otherwise set forth in Section 1 of the Tenant Work Letter), other than the making of structural changes or changes to the Building Parking Facility, Common Areas, and the Base Building Systems

(collectively the "EXCLUDED CHANGES") except to the extent such Excluded Changes are required due to Tenant's alterations to the Premises or Tenant's use of the Premises for other than general office purposes. In addition, Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Building's structure, the Base Building Systems, the Building Parking Garage and the Common Areas, provided that (i) compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and (ii) Landlord's failure to comply with such Applicable Laws would (a) prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises or prohibit Tenant from utilizing the Premises for the use permitted pursuant to the terms of this Lease in the ordinary course of Tenant's business, (b) adversely affect the safety of Tenant's employees, (c) create a significant health hazard for Tenant's employees, (d) materially and adversely affect Tenant's accreditation or ability to participate in significant grant or loan programs, or (e) otherwise materially and adversely affect Tenant's use of the Premises. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with the terms of
Section 4.2.5 above.

                                  ARTICLE 22
                                  ----------
                               ENTRY BY LANDLORD
                               -----------------

         Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or, during the last nine (9) months of the Lease Term, tenants, or to the ground or underlying lessors; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes, provided that Landlord shall use commercially reasonable efforts to minimize inconvenience with respect to Tenant's use of or access to the Premises and the Building Parking Facility resulting from Landlord's entry into the Premises pursuant to the terms of this Article 22. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises, provided Landlord shall take reasonable precautions under the circumstances to secure the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Except in the event of an emergency, Landlord shall consult with Tenant regarding the scheduling of any repair work required in or about the Premises and shall comply with Tenant's reasonable scheduling requests; provided, however, Landlord shall not be required to perform any such work at times other than ordinary business hours, unless Tenant pays Landlord for the overtime and other additional expenses incurred in performing such work after ordinary business hours.

                                   ARTICLE 23
                                   ----------
                                TENANT PARKING
                                --------------

         Tenant shall have the right to use up to the number of undesignated, unreserved parking spaces set forth in Section 11 of the Summary for parking in the Building Parking Facility. Tenant shall abide, and cause its employees and visitors who utilize the Building Parking Facility to abide, by all parking rules and regulations for parking in the Building Parking Facility, as may be adopted and/or modified by Landlord and/or Landlord's parking operator from time to time. Tenant hereby acknowledges and agrees that Tenant shall use its best efforts to cause its employees and visitors to park in the Building Parking Facility and not on the streets adjacent to the Real Property. During the initial Lease Term, Tenant's right to use the number of parking spaces permitted to be utilized by Tenant pursuant to the terms of this Lease shall be free of charge. During the Option Term, if applicable, Tenant shall pay to Landlord the prevailing rate charged for parking by landlords of the Comparable Buildings in connection with comparable parking facilities. Notwithstanding anything in this Lease to the contrary, Tenant hereby acknowledges and agrees that (i) pursuant to that certain document entitled Covenant and Agreement to Provide Parking Attendant, Landlord may be required to provide a parking attendant at the Building Parking Facility (an "ATTENDANT"), and (ii) Landlord shall be entitled to include in Operating Expenses any and all costs incurred by Landlord in connection with any such Attendant ("ATTENDANT COSTS"), provided that (a) in no event shall Attendant Costs be included in Operating Expenses for the Base Year, and (b) in the event that Landlord shall incur Attendant Costs during the Base Year, Tenant shall pay to Landlord any and all of such costs.

                                  ARTICLE 24
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

         24.1 Terms; Captions. The necessary grammatical changes required to
              ---------------
make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

         24.2 Binding Effect. Each of the provisions of this Lease shall extend
              --------------
to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

         24.3 No Waiver. No waiver of any provision of this Lease shall be
              ---------
implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

         24.4 Modification of Lease. Should any current or prospective mortgagee
              ---------------------
or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or Tenant or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Landlord or Tenant, as the case may be, agrees to execute such short form of Lease and to deliver the same to other party within ten (10) days following the request therefor. Any documentary transfer taxes, recording or similar fees in connection with the recordation of a short form of Lease shall be borne by the party requesting such document. In the event that Tenant shall request the recordation of a short form of Lease pursuant to this Section 24.4, then concurrently with Tenant's execution thereof, Tenant shall execute, acknowledge and deliver to Lessor a commercially reasonable quitclaim relating thereto, which Landlord shall only be entitled to record following the expiration or earlier termination of this Lease.

         24.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord
              -------------------------------
has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Building (including related rental, sales and insurance proceeds) and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

         24.6 Prohibition Against Recording. Except as provided in Section 24.4
              -----------------------------
of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

         24.7 Landlord's Title. Landlord's title is and always shall be
              ----------------
paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         24.8 Tenant's Signs.
              --------------

              24.8.1 Interior Signs. Tenant shall be entitled, at its sole
                     --------------
cost and expense, to interior signs which are not readily visible from the exterior of the Building, which interior signage (except any signage located in the lobby of the Building) shall not be subject to Landlord's prior written approval. Prior to the Expansion Premises Commencement Date, any signage located in the lobby of the Building which is not readily visible from the exterior of the Building shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification signs, and except as set forth in
Section 24.8.2, below, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its reasonable discretion.

              24.8.2 Building Top Sign. Tenant shall have the exclusive right to
                     -----------------
(a) two (2) signs at the top of the Building, (b) one (1) monument sign in the front of the Building, and (c) one (1) sign above the entrance to the Building Parking Facility (collectively, "TENANT'S SIGNAGE"); provided, however, that (i) the location of Tenant's Signage shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed (ii) the size, materials and design of the Tenant's Signage shall be subject to Landlord's prior written consent, which consent may be withheld in Landlord's reasonable discretion; (iii) the Tenant's Signage shall comply with all applicable governmental rules and regulations; and (iv) the right to Tenant's Signage shall be personal to the Original Tenant or a Permitted Assignee, and may only be utilized by the Original Tenant or a Permitted Assignee and may not be exercised or used by, or assigned to, any assignee or sublessee or any other person or entity, provided that any such Permitted Assignee shall only have the right to utilize the Tenant's Signage to the extent such Permitted Assignee does not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Real Property, or which would otherwise reasonably offend a landlord of the Comparable Buildings. In addition, Tenant's rights to retain Tenant's Signage is subject to and conditioned upon the Original Tenant occupying the entire Premises during the Lease Term. Tenant shall be permitted to place the name "American Intercontinental University" or "AIU" on Tenant's Signage, but no other markings. Landlord shall have no obligation or liability to Tenant as a result of any failure of any applicable governmental agency to approve Tenant's Signage. Tenant shall be responsible for all costs incurred by Tenant in connection with the design, construction, installation, maintenance and repair of Tenant's Signage; such obligations of Tenant shall be subject to such rules and regulations as Landlord may reasonably establish from time to time, including, without limitation, any maintenance program as may be adopted by Landlord from time to time, and shall be performed by contractors, subcontractors and other applicable persons and/or entities selected by Tenant (and pursuant to contracts) subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Upon the expiration or earlier termination of Tenant's rights to Tenant's Signage or upon the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, remove Tenant's Signage and repair any and all damage to the Building caused by such removal. In the event Tenant fails to comply with the terms of the preceding sentence, Landlord shall have the right, at Tenant's sole cost and expense, to remove Tenant's Signage and to repair any and all damage to the Building caused by such removal.

         24.9 Relationship of Parties. Nothing contained in this Lease shall be
              -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

         24.10 Application of Payments. In the absence of Tenant's specific
               -----------------------
designation for its payments, Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

         24.11 Time of Essence.  Time is of the essence of this Lease and each
               ---------------
 of its provisions.

         24.12 Partial Invalidity. If any term, provision or condition contained
               ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

         24.13 No Warranty. In executing and delivering this Lease, Tenant has
               -----------
not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

         24.14 Landlord Exculpation. It is expressly understood and agreed that
               --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Real Property and Building (including related rental, sales and insurance proceeds), and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Notwithstanding any of the foregoing or anything else contained in this Lease to the contrary, neither Landlord nor any of the Landlord Parties shall be exculpated from any liability relating to the misapplication of any security deposit, insurance proceeds, rents or other proceeds provided by Tenant or insurance companies.

         24.15 Entire Agreement. It is understood and acknowledged that there
               ----------------
are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

         24.16 Right to Lease. Landlord reserves the absolute right to effect
               --------------
such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

         24.17 Force Majeure. Any prevention, delay or stoppage due to strikes,
               -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and further except for matters arising from the financial condition of the party so affected, including the inability to raise capital or borrow funds (collectively, the "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

         24.18 Notices. All notices, demands, statements or communications
               -------
(collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally, or delivered by a nationally recognized overnight courier service such as UPS or Federal Express (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses of Landlord's agent set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 24.19 or upon the date personal delivery is made or upon the date overnight courier delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

         24.19 Joint and Several. If there is more than one Tenant, the
               -----------------
obligations imposed upon Tenant under this Lease shall be joint and several.

         24.20 Authority. If Tenant is a corporation or partnership, each
               ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

         24.21 Jury Trial; Attorneys' Fees. IF EITHER PARTY COMMENCES LITIGATION
               ---------------------------
AGAINST THE OTHER FOR THE

SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

         24.22 Governing Law. This Lease shall be construed and enforced in
               -------------
accordance with the laws of the state in which the Building is located.

         24.23 Submission of Lease. Submission of this instrument for
               -------------------
examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         24.24 Brokers. Landlord and Tenant hereby warrant to each other that
               -------
they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

         24.25 Independent Covenants. This Lease shall be construed as though
               ---------------------
the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

         24.26 Building Name and Signage. Landlord shall have no right (except
               -------------------------
to the extent required be applicable law) to install, affix and maintain any signs on the exterior of the Building which in Tenant's sole judgment detract from the appearance of the Building or identify any business entity other than that of Tenant. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity in a derogatory or offensive manner. If Landlord should change the name or address of the Building, then Landlord shall provide Tenant with not less than ninety (90) days prior written notice, and shall reimburse Tenant for its reasonable out-of-pocket costs incurred for reasonable quantities of incorrect stationary, business cards, brochures or similar items, and for the cost of printing and mailing change of address announcements.

         24.27 Building Directory. Tenant shall be entitled to reasonable use of
               ------------------
the Building directory to display the name and location of Tenant and its employees in the Building.

         24.28 Satellite Dish.
               --------------

               24.28.1 Landlord hereby agrees that Tenant shall have the nonexclusive right at Tenant's sole cost and expense and subject to the provisions of this Section 24.28, to install up to six (6) satellite dishes, each of which shall not exceed eighteen (18) inches in diameter (individually and collectively, a "SATELLITE DISH") on the roof of the Building in a location reasonably designated by Landlord. Notwithstanding the foregoing, in no event shall Tenant's Satellite Dishes occupy in excess of fifty percent (50%) of the available space upon the roof of the Building. All of Tenant's Satellite Dishes shall be reasonably adjacent to the other Satellite Dishes installed by Tenant pursuant to the terms of this Section 24.28. In addition, Tenant shall have the right, subject to available capacity of the Building, to install such connection equipment, such as conduits, cables, risers, feeders and materials (collectively, the "CONNECTING EQUIPMENT") in the shafts, ducts, conduits, chases, utility closets and other facilities of the Building as is reasonably necessary to connect the Satellite Dish to Tenant's other machinery and equipment in the Premises, subject however, to the provisions of Section 24.28.2, below, and subject to the availability of vertical riser and feeder excess capacity. Tenant shall also have the right of access, consistent with
Section 24.28.4, below, to the areas where any such Connecting Equipment is located for the purposes of maintaining, repairing, testing and replacing the same. In connection with the rights granted to Tenant pursuant to the terms of this Section 24.28, Tenant shall pay to Landlord, as Additional Rent, a monthly amount equal to the product of (i) $1,000.00, and (ii) the number of Satellite Dishes in excess of two (2) Satellite Dishes installed by Tenant upon the roof of the Building (the "SATELLITE RENT"). The Satellite Rent shall be due at the same time and in the same manner as Base Rent.

               24.28.2 The installation of the Satellite Dish and related Connecting Equipment (hereby referred to together and/or separately as the "SATELLITE EQUIPMENT") shall be performed in accordance with and subject to the provisions of Article 8 of this Lease, and the Satellite Equipment shall be treated for all purposes of this Lease as if the same were Tenant's property. For the purposes of determining Tenant's obligations with respect to its use of the roof of the Building herein provided, the portion of the roof of the Building affected by the Satellite Equipment shall be deemed to be a portion of Tenant's Premises; consequently, all of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Satellite Equipment, including without limitation, provisions relating to compliance with requirements as to insurance, indemnity, repairs and maintenance, and compliance with laws. Landlord shall have no obligation with regard to the affected portion of the roof or the Satellite Equipment except as provided in this Section 24.28.

               24.28.3 It is expressly understood that Landlord retains the right to grant third parties the right to utilize any portion of the roof not utilized by Tenant and to use the portion of the roof on which the Satellite Equipment is located for any purpose whatsoever, provided in each event that Tenant shall have reasonable access to, and Landlord shall not unduly interfere with the use of, the Satellite Equipment.

               24.28.4 Tenant shall install, use, maintain and repair the Satellite Equipment so as not to damage or interfere with the operation of the Building or the Systems and Equipment or any other communications or similar equipment located on the roof of the Building; and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, costs, damages, expenses and liabilities (including attorney's fees) arising out of Tenant's failure to comply with the provisions of this Section 24.28.4.

               24.28.5 Landlord shall not have any obligations with respect to the Satellite Equipment or compliance with any requirements relating thereto nor shall Landlord be responsible for any damage that may be caused to the Satellite Equipment except to the extent caused by the gross negligence or willful misconduct of Landlord. Landlord makes no representation that the Satellite Equipment will be able to receive or transmit communication signals without interference or disturbance and Tenant agrees that Landlord shall not be liable to Tenant therefor.

                  24.28.6 Tenant, at Tenant's sole cost and expense, shall paint the Satellite Equipment in such color(s) as Landlord shall reasonably determine and shall maintain such equipment and install such fencing and other protective equipment on or about the Satellite Equipment as Landlord may reasonably determine.

                  24.28.7 Tenant shall (i) be solely responsible for any damage caused as a result of the Satellite Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any requirements in connection with the installation, maintenance or use of the Satellite Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and
(iii) make necessary repairs, replacements to or maintenance of the Satellite Equipment.

                  24.28.8 If any of the conditions set forth in this Section
24.28 are not complied with by Tenant, then without limiting Landlord's rights and remedies it may otherwise have under this Lease, Tenant shall, upon written notice from Landlord, have the option either to (i) immediately discontinue its use of the Satellite Equipment, remove the same, and make such repairs and restoration as required under Section 24.28.9 below, (ii) reposition the Satellite Equipment to a location designated by Landlord if Landlord elects to permit such repositioning, and make such repairs and restorations as required under Section 24.28.9 below, or (iii) correct such noncompliance within thirty
(30) days after receipt of notice. If Tenant fails to correct noncompliance within thirty (30) days after receipt of notice, then Tenant shall immediately discontinue its use of the Satellite Equipment and remove the same.

                  24.28.9 Upon the expiration of the Lease Term or upon any earlier termination of this Lease, Tenant shall, subject to the control of and direction from Landlord, remove the Satellite Equipment, repair and damage caused thereby, and restore the roof and other facilities of the Building to their condition existing prior to the installation of the Satellite Equipment.

                  24.28.10 Tenant's rights under this Section 24.28 shall be personal to the Original Tenant or a Permitted Assignee or any subtenant approved or otherwise permitted pursuant to the term of Article 14 of this Lease, and may only be utilized by the such entities (and may not be exercised or utilized by any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease or the Premises); provided that nothing in this
Section 24.28.10 shall prohibit such entities from utilizing the Satellite Dish for the transmission of any information such entities deem desirable.

            24.29 Consent and Approvals. Except (i) for matters for which there
                  ---------------------
is a standard of consent or discretion specifically set forth in this Lease,
(ii) matters which could have an adverse effect on the Systems and Equipment, or which could affect the exterior appearance of the Building, or (iii) matters covered by Article 19 (Defaults; Remedies) of this Lease (collectively, the "EXCEPTED MATTERS"), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith. With respect to the Excepted Matters, Landlord shall be entitled to grant its consent or exercise its discretion in its sole and absolute discretion.

            IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                      "Landlord":
                                      W9/WLA REAL ESTATE LIMITED PARTNERSHIP,
                                      a Delaware limited partnership
                                      By:    LPC MS, Inc.,
                                      as agent and manager for Landlord
                                      By: ______________________________________
                                          D. Allen Palmer, Senior Vice President



                                      "Tenant":
                                      EDUTREK INTERNATIONAL, INC.,
                                      a Georgia corporation,
                                      By:  _____________________________________
                                      Name:_____________________________________
                                      Its: _____________________________________
                                      By:  _____________________________________
                                      Name:_____________________________________
                                      Its: _____________________________________

                                   EXHIBIT A
                                   ---------
                       OUTLINE OF FLOOR PLAN OF PREMISES
                       ---------------------------------
                               [TO BE PROVIDED]
                               ----------------

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                          [INTENTIONALLY LEFT BLANK]

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                          [INTENTIONALLY LEFT BLANK]

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                          [INTENTIONALLY LEFT BLANK]

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                                  EXHIBIT A-1
                                  -----------
                          OUTLINE OF EXPANSION PREMISES
                          -----------------------------
                                [TO BE PROVIDED]
                                ----------------

                                   EXHIBIT B
                                   ---------
                              TENANT WORK LETTER
                              ------------------

         This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 24 of the Office Lease to which this Tenant Work Letter is
---------------------
attached as Exhibit B, and all references in this Tenant Work Letter to Sections
            ---------
of "this Tenant Work Letter" shall mean the relevant portions of Sections 1
                                                                 ----------
through 5 of this Tenant Work Letter.
---------


                                    SECTION 1
                                    ---------
                      DELIVERY OF THE PREMISES AND BUILDING
                      -------------------------------------

         Following the earlier to occur of (I) the date Tenant obtains final, nonappealable Governmental Approvals, and (II) the date Tenant's termination right set forth in Section 2.2.2 of the Lease expires, is waived, or otherwise has no further applicability, Landlord shall deliver the Premises (which shall include the raised floors and HVAC equipment located on the second floor of the Building) and Building to Tenant, and Tenant shall accept the Premises (including the raised floors and HVAC equipment located on the second floor of the Building) and Building from Landlord in their presently existing, "as-is" condition, provided that (i) the Base Building Systems servicing the Building shall be in good working order, (ii) any modifications to the portion of the Base Building Systems comprised of the main life-safety panel which are required in order for Tenant to install strobes as required by Applicable Law, shall be performed by Landlord, at Landlord's sole cost and expense, on or before July 31, 1998, and (iii) any modifications to the core restrooms (as configured as of the date of this Lease) required by Applicable Law as of the date of this Lease, shall by performed by Landlord, at Landlord's sole cost and expense. In connection with the foregoing, Landlord and Tenant hereby acknowledge and agree that (a) as set forth on the "Supplemental Plans," as that term is defined in
Section 3.2 of this Tenant Work Letter, which have not been approved by Landlord as of the date hereof (except with respect to the fire exit stairwells), Tenant intends to expand the core restrooms, and (b) to the extent the Supplemental Plans are approved by Landlord or to the extent Landlord otherwise approves modifications to the core restrooms in the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter, all costs associated with such modifications to the core restrooms (including costs incurred to comply with Applicable Laws as a result of such modifications) shall be the sole responsibility of Tenant.

                                   SECTION 2
                                   ---------
                               TENANT IMPROVEMENTS
                               -------------------

         2.1 Tenant Improvement Allowance. Tenant shall be entitled to a
             ----------------------------
one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount up to but not exceeding Twenty-Five Dollars ($25.00) per usable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements, which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. In the event that Tenant shall fail to utilize all or a portion of the Tenant Improvement Allowance for Tenant Improvements on or before the date which is twenty-four (24) months following the Lease Commencement Date, such unused amounts shall revert to Landlord and Tenant shall have no further rights with respect thereto.

        2.2  Disbursement of the Tenant Improvement Allowance.
             ------------------------------------------------

             2.2.1 Tenant Improvement Allowance Items. Except as otherwise
                   ----------------------------------
set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                   2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work
                                           -----------
Letter;

                   2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                   2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, trash removal costs, and contractors' fees and general conditions, provided that parking for Tenant's contractor shall be provided free of charge;

                   2.2.1.4 The cost of any changes in any portion of the Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                   2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code");

                   2.2.1.6  Telephone and data cabling;

                   2.2.1.7 The cost of the "Coordination Fee," as that term is defined in Section 4.2.2.1 of this Tenant Work Letter;
           ---------------

                   2.2.1.8  Sales and use taxes and Title 24 fees; and

                   2.2.1.9 All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

             2.2.2 Disbursement of Tenant Improvement Allowance. During the
                   --------------------------------------------
construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                   2.2.2.1 Monthly Disbursements. Subject to the terms of
                           ---------------------
Section 2.2.4 of this Lease, on or before the 1st day of each calendar month, as determined by Landlord, during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord:
(i) a request for payment of the "Contractor," as that term is defined in
Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be
-----------
provided by Landlord (such form to be subject to Tenant's reasonable approval), showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered
                   -------------
and materials delivered to the Premises; (iii) executed
mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord (collectively, "Disbursement Documentation"). Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request vis-a-vis Landlord. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on material non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or due to any substandard work, or
                        -----------
for any other reasonable reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

               2.2.2.2  Final Retention. Subject to the provisions of this
                        ----------------
Tenant Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4) ("Final Releases"), (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

               2.2.2.3 Other Terms. Landlord shall only be obligated to make
                       -----------
disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of this Lease, except for intellectual property rights that may pertain to the Construction Drawings.

     2.3  Standard Tenant Improvement Package. Landlord has established
          -----------------------------------
specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications have been supplied to Tenant by Landlord. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with those Specifications for which substitutes are not allowed, as designated by Landlord in writing, prior to Landlord's approval of the Construction Drawings. Landlord may make reasonable changes to the Specifications for the Standard Improvement Package from time to time; provided, however, that such changes do not increase Tenant's material or construction costs and require materials with unusually long lead times, and further provided that such changes shall not apply to any improvements that are the subject of Construction Drawings that have been previously approved by Landlord, and further provided, that such changes do not in Tenant's reasonable opinion adversely affect its ability to construct subsequent improvements that are consistent (both aesthetically and on a cost and availability basis) with improvements that were the subject of previously approved Construction Drawings.

     2.4  Failure to Disburse Tenant Improvement Allowance. In the event that
          ------------------------------------------------
(i) Landlord fails to fulfill its obligation to disburse the Tenant Improvement Allowance in accordance with the terms of Section 2.2.2, above, within thirty
(30) days following notice from Tenant, (ii) Tenant shall, following the expiration of such 30-day period, provide notice to Landlord of such failure, and (iii) Landlord shall fail to fulfill its obligation to disburse the Tenant Improvement Allowance within ten (10) business days following receipt of such second notice, Tenant shall have the right to offset such due but unpaid portion of the Tenant Improvement Allowance (plus interest at the Interest Rate from the date Landlord should have disbursed such portion of the Tenant Improvement Allowance pursuant to the terms of Section 2.2.2 of this Lease) against Tenant's obligation for Rent next due under this Lease.

                                    SECTION 3
                                    ---------
                              CONSTRUCTION DRAWINGS
                              ---------------------

     3.1  Selection of Architect/Construction Drawings. Tenant shall retain
          --------------------------------------------
the architect/space planner approved by Landlord (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1.
                                                             -----------
Landlord hereby approves Niles Bolton Associates to serve as the Architect. Tenant shall retain HESM&A Consulting Engineers or another engineering consultant approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the base building, provided that in the event that the Engineers designated by Landlord are not price competitive, Tenant shall use such Engineers as it may select, subject to Landlord's reasonable approval. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord and communicated to Tenant, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole
                                           ---------
purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

     3.2  Final Space Plan. Landlord has approved (i) that certain final
          ----------------
space plan, dated June 1, 1998, prepared by Architect, sheets ID1.6, ID2.6, ID3.6, ID4.6, ID5.6, and ID6.6, and (ii) the third fire exit stairwells for floors one through six, as set forth in room numbers 115, 212, 335, 435A, 546A, and 669 of those certain plans, prepared by Architect, dated June 5, 1998, sheets ID 0.0 through ID 10.0 (the "Supplemental Plans"). In connection with the foregoing, Tenant hereby acknowledges and agrees that prior to the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, remove such stairwells (the "Stairwells") and return the affected areas of the Building to the condition which exists as of the date of this Lease.

     3.3  Final Working Drawings. Tenant shall supply the Engineers with a
          ----------------------
complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. In addition, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is substantially complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") (but Tenant shall not obtain such bids or permits prior to Landlord's approving such Final Working Drawings) and shall submit the same to Landlord for Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith. In the event that (i) Landlord shall fail to approve or disapprove of the proposed Final Working Drawings (as the same may be revised from time to time in response to Landlord's comments) within five (5) business days after Landlord's receipt of the same, (ii) Tenant shall, following the expiration of such 5-business day period, deliver a second request for Landlord's approval of the proposed Final Working Drawings, and (iii) Landlord shall not approve or disapprove of the proposed Final Working Drawings within three (3) business days following receipt of Tenant's second request for approval, then Landlord's approval of the proposed Final Working Drawings shall be deemed granted.

     3.4  Approved Working Drawings. The Final Working Drawings shall be
          -------------------------
approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No material changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed.

                                   SECTION 4
                                   ---------
                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1  Tenant's Selection of Contractors.
          ---------------------------------
          4.1.1 The Contractor. A general contractor shall be retained by Tenant
                --------------
to construct the Tenant Improvements. Such general contractor ("Contractor") shall be selected by Tenant from the list of general contractors set forth on
Schedule 1 attached to this Tenant Work Letter, and Tenant shall deliver to Landlord notice of its selection of the Contractor upon such selection.

          4.1.2 Tenant's Agents. All subcontractors, laborers, materialmen, and
                ---------------
suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Landlord shall grant or deny its consent to Tenant's Agents within two (2) business days following Tenant 's request. In the event that (i) Landlord shall fail to approve or disapprove of any proposed Tenant's Agents within such 2-business day period, (ii) Tenant shall, following the expiration of such 2-business day period, deliver a second request for Landlord's approval of the proposed Tenant's Agents, and (iii) Landlord shall not approve or disapprove of the proposed Tenant's Agents within two (2) business days following receipt of Tenant's second request for approval, then Landlord's approval of the proposed Tenant's Agents shall be deemed granted.

     4.2  Construction of Tenant Improvements by Tenant's Agents.
          ------------------------------------------------------

          4.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution
                ----------------------------------
of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1
                                                               ----------------
through 2.2.1.9, above, in connection with the design and construction of the
---------------
Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). For purposes of this Section 4.2.1, the "Over-Allowance Amount" shall be equal to the difference between the amount of the Final Costs and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements). In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, then any additional costs necessary to such design and construction in excess of the Final Costs (the "Additional Costs") shall, to the extent that such Additional Costs, when aggregated with the Final Costs, exceed the amount of the Tenant Improvement Allowance, be an addition to the Over-Allowance Amount. Within five (5) business days following notice from Landlord that Landlord has received Disbursement Documentation with respect to all or substantially all of the Tenant Improvement Allowance, Tenant shall, at Tenant's option, either (i) deposit cash with Landlord in the amount of the Over-Allowance Amount, or (ii) deliver to Landlord a letter of credit (the "TWL Letter of Credit") upon all of the terms and conditions set forth in Section 20.2 of the Lease, provided that
(a) the "Letter of Credit Amount" shall be equal to the Over-Allowance Amount, and (b) the TWL Letter of Credit shall serve as collateral for the full and faithful performance of all of Tenant's obligations under this Tenant Work Letter, including, without limitation, the completion of construction of the Tenant Improvements, the payment of all costs thereof which exceed the Tenant Improvement Allowance and the obtaining of Final Releases, all as set forth in this Tenant Work Letter. In the event that Tenant shall elect to deliver the TWL Letter of Credit to Landlord, then Tenant shall pay the Over-Allowance Amount directly to Contractor pursuant to the same disbursement procedure as is set forth in Section 2.2.2 of this Tenant Work Letter. Tenant's obligation pursuant to the preceding sentence shall include, without limitation, the obligation to continue to provide Landlord with Disbursement Documentation and Final Releases. In the event that Tenant shall elect to deliver to Landlord cash in the amount of the Over-Allowance Amount, then such cash shall be disbursed by Landlord in the same manner as the Tenant Improvement Allowance. Finally, in the event that, after Tenant's delivery to Landlord of cash or the TWL Letter of Credit as set forth above in this Section 4.2.1, the cost of the design and/or construction of the Tenant Improvements shall increase, then within five (5) business days following demand by Landlord, Tenant shall either deliver to Landlord additional cash or an additional or increased TWL Letter of Credit in the amount of such increased costs as if such costs were initially part of the Over-Allowance Amount.

          4.2.2  Tenant's Agents.
                 ---------------

                   4.2.2.1 Landlord's General Conditions for Tenant's Agents and
                           -----------------------------------------------------
Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the
-----------------------
Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in substantially accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other reasonable matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay (as a deduction from the Tenant Improvement Allowance) a logistical coordination fee (the "Coordination Fee") to Landlord in an amount equal to Twenty-Five Thousand Dollars and No/100ths ($25,000.00), which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements, and to cover the payment of any fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the Construction Drawings.

                   4.2.2.2 Indemnity. Tenant's indemnity of Landlord as set
                           ---------
forth in this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment (for reasons other than the Landlord's inability or wrongful refusal to advance the Tenant Improvement Allowance) of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts taken by Landlord at the express direction of Tenant (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                   4.2.2.3 Requirements of Tenant's Agents. Each of Tenant's
                           -------------------------------
Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Tenant shall endeavor to cause each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor or subcontractors. Tenant shall endeavor to cause the correction of such work to include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                   4.2.2.4 Insurance Requirements.
                           ----------------------

                           4.2.2.4.1 General Coverages. All of Tenant's Agents
                                     -----------------
shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease.

                           4.2.2.4.2 Special Coverages. Tenant shall carry
                                     -----------------
"Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in this Lease.

                           4.2.2.4.3 General Terms. Certificates for all
                                     -------------
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to
                                   ---------------
Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord fifteen (15) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord. All policies carried under this Section
                                                                    -------
4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well
-------
as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of
                                                           ---------------
this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

          4.2.3 Governmental Compliance. The Tenant Improvements shall comply in
                -----------------------
all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

          4.2.4 Inspection by Landlord. Landlord shall have the right to inspect
                ----------------------
the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or impermissible deviations in, and/or reasonable disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or impermissible deviation exists or reasonably disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might reasonably be expected to adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord reasonably deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's reasonable satisfaction.

          4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant
                --------
shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at the Building, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

     4.3  Notice of Completion; Copy of Record Set of Plans. Within ten (10)
          -------------------------------------------------
days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation, provided that Tenant shall be entitled to record and deliver to Landlord earlier Notices of Completion in accordance with the terms of this sentence with respect to portions of the Tenant Improvements which have completed prior to the completion of the entirety of the Tenant Improvements. If Tenant fails to do so five (5) days following notice by Landlord (which notice shall not be delivered prior to the expiration of such 10-day period), Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct in all material respects, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

     4.4  Construction Schedule. Tenant will endeavor to cause the Tenant
          ---------------------
Improvements to be constructed in three phases which will allow Tenant to complete the Premises and commence its beneficial occupancy of the same in accordance with the following schedule:

                    STAGES (IN RENTABLE SQUARE FEET)
                    --------------------------------

                      Phase I         Phase II           Phase III

     Floors          10/15/98          1/1/99             6/1/99
     ------          --------          ------             ------

        1              1,200            4,871                -

        2              4,140              -                  -

        3                -             19,994                -

        4                -             19,408                -

        5                -              5,450             13,920

        6              6,400              -               12,832
        -              -----            -----             ------

     TOTALS           11,740           49,723             26,752

Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that (i) nothing in this Section 4.4 shall alter or modify the Lease Commencement Date, as set forth in Section 7.2 of the Summary, and (ii) Tenant shall be obligated to commence the payment of Rent in accordance with the terms of this Lease upon the Lease Commencement Date.


                                   SECTION 5
                                   ---------
                       DELAY OF LEASE COMMENCEMENT DATE
                       --------------------------------

         5.1 Landlord Caused Delays. The Lease Commencement Date shall occur as
             ----------------------
provided in Section 2.1 of this Lease, provided that the Lease Commencement Date shall be delayed by the number of days of delay of the "substantial completion of the Tenant Improvements," as that term is defined below in this Section 5, in the Premises which is caused solely by a "Landlord Caused Delay." As used herein, the term "Landlord Caused Delay" shall mean only an actual delay resulting from the acts or omissions of Landlord including, but not limited to
(i) failure of Landlord to timely approve or disapprove any Construction Drawings; (ii) unreasonable and material interference by Landlord, its agents or contractors with the completion of the Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person, which interference relates to access by Tenant, its agents and contractors to the Building or any Building facilities (including loading docks and freight elevators) or service (including temporary power and parking areas as provided herein) during normal construction hours, or the use thereof during normal construction hours; and (iii) delays due to the acts or failures to act of Landlord, its agents or contractors with respect to payment of the Tenant Improvement Allowance and/or any cessation of work upon the Tenant Improvements as a result thereof.

         5.2 Determination of Landlord Caused Delay. If Tenant contends that a
             --------------------------------------
Landlord Caused Delay has occurred, Tenant shall notify Landlord in writing within two (2) business days of each of (i) the date upon which such Landlord Caused Delay becomes known to Tenant, Architect, or Contractor and (ii) the date upon which such Landlord Caused Delay ends (the "Delay Termination Date"). Tenant's failure to deliver either or both of such notices to Landlord within the required time period shall be deemed to be a waiver by Tenant of the contended Landlord Caused Delay to which such notices would have related. If such actions, inaction or circumstances described in the notice set forth in clause (i), above (the "Delay Notice") qualify as a Landlord Caused Delay, then a Landlord Caused Delay shall be deemed to have occurred commencing as of the commencement of the Landlord Caused Delay and ending as of the Delay Termination Date.

         5.3 Definition of Substantial Completion of the Tenant Improvements.
             ---------------------------------------------------------------
For purposes of this Section 5, "substantial completion of the Tenant Improvements" shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items, any furniture, fixtures, work-stations, built-in furniture or equipment (even if the same requires installation or electrification by Tenant's Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the date of the Lease Commencement Date).

                                    SECTION 6
                                    ---------
                                  MISCELLANEOUS
                                  -------------

         6.1 Tenant's Representative. Tenant has designated Ms. Stephanie
             -----------------------
Kirkpatrick as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         6.2 Landlord's Representative. Landlord has designated Mr. Steve Lovett
             -------------------------
as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise
             ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

         6.4 Tenant's Lease Default. Notwithstanding any provision to the
             ----------------------
contrary contained in this Lease, if an event of default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, and if such default is a monetary default or a material nonmonetary default, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

                                  SCHEDULE 1
                                  ----------
                             APPROVED CONTRACTORS
                             --------------------

1.   CANNON CONSTRUCTORS
2.   CORPORATE CONTRACTORS, INC.
3.   ILLIG CONSTRUCTION
4.   TURELK, INC.
5.   INNERSPACE CONSTRUCTION

                                   EXHIBIT C
                                   ---------
                              AMENDMENT TO LEASE
                              ------------------

         This AMENDMENT TO LEASE ("Amendment") is made and entered into effective as of _________________, 19__, by and between W9/WLA REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Tenant")


                                R E C I T A L S :
                                ----------------

         A. Landlord and Tenant entered into that certain Office Lease dated as of _____________________ (the "Lease") pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "Premises", as described in the Lease, located in the Building located at 12655 West Jefferson Boulevard, Los Angeles, California 90066.

         B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning five such terms in the Lease.

         C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Confirmation of Dates. The parties hereby confirm that (a) the term
            ---------------------
of the Lease commenced as of ____________________ (the "Lease Commencement Date") for a term of _________________________ ending on _______________________
(unless sooner terminated as provided in the Lease and (b) in accordance with the Lease, Rent commenced to accrue on _________________________________.

         2. No Further Modification. Except as set forth in this Amendment, all
            -----------------------
of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

                           "Landlord":
                           W9/WLA REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

                           By:   LPC MS, Inc., as agent and manager for Landlord

                           By:    ___________________________________
                             Name:_________________________
                             Its: _________________________

                           "Tenant":
                           EDUTREK INTERNATIONAL, INC.,
                           a Georgia corporation
                           By:
                             Name:___________________________________
                             Its: _________________________
                           By:    ___________________________________
                               Name:_______________________
                               Its:________________________

                                   EXHIBIT D
                                   ---------
                              RULES AND REGULATIONS
                              ---------------------

         Tenant shall faithfully observe and comply with the following Rules and Regulations. In the event of any conflict between the Rules and Regulations and the terms of the Lease (including the Tenant Work Letter), the terms of the Lease shall control.

         1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

         2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

         3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

         4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

         5. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

         6. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

         7. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.

         8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

         9. Tenant shall not overload the floor of the Premises.

         10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         11. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

         12. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

         13. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

         14. No cooking shall be done or permitted by any tenant on the Premises (except in the Cafeteria in compliance with all applicable laws), nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.

         15. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         16. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

         17. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

         18. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

         19. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         20. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

         21. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

         22. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property to the extent the same is visible from outside the Building.

         23. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

         24. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

         25. Landlord reserves the right at any time to reasonably change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's reasonable judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them.

                                   EXHIBIT E
                                   ---------
                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------

         The undersigned, as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _________________, 19__ and between W9/WLA REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership as Landlord, and the undersigned as Tenant, for Premises on the ___________ floor(s) of the Building located at 12655 West Jefferson Boulevard, Los Angeles, California hereby certifies as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit
                                                                         -------
A represent the entire agreement between the parties as to the Premises.
-
         2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_________.

         3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
                                                         ---------
         4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

         5. Tenant shall not modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of Landlord's mortgagee.

         6. Base Rent became payable on _______________.

         7. The Lease Term expires on _________________.

         8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

         9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

         10. As of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord.

         11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________. The current monthly installment of Base Rent is $__________.

         12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

         13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

         Executed at __________________ on the _____ day of ______________,
19___.
                                                "Tenant":

                                                _______________________________,
                                                a _____________________________
                                                By: ___________________________
                                                Name:__________________________
                                                Its:______

                                                By:   _________________________
                                                Name: _________________________
                                                Its:  _____

                                   EXHIBIT F
                                   ---------
                           JANITORIAL SPECIFICATIONS
                           -------------------------

                          [Intentionally left blank]

                          [Intentionally left blank]

                                   EXHIBIT G
                                   ---------
                                     SNDA
                                     ----

Recording Requested By
and When Recorded Mail to:
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA  92660
Attn: Real Estate Investments
Loan #: MCC 4025817

________________________________________________________________________________

________________________________________________________________________________
                   (Space above this line for Recorder's Use)

                         SUBORDINATION, NON-DISTURBANCE
                         ------------------------------
                            AND ATTORNMENT AGREEMENT
                            ------------------------

          NOTICE TO TENANT: THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE SECURITY INTEREST IN THE PROPERTY CREATED BY SOME OTHER OR LATER INSTRUMENT.

          THIS AGREEMENT, made as of this 19th day of June, 1998, by and between W9/WLA REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), EDUTREK INTERNATIONAL, INC., a Georgia corporation, Tenant under the hereinafter described lease ("Tenant"), and Credit Suisse First Boston Mortgage Capital LLC, a Delaware Limited Liability Company ("Lender"), the beneficiary under the Deed of Trust hereinafter described. Landlord, Tenant and Lender are sometimes collectively referred to herein as the "Parties."


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Lender is the present beneficiary of that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated November 25, 1997, and recorded in the Official Records of Los Angeles County as Instrument No. 97-1890314 ("Deed of Trust), which Deed of Trust secures payment of a promissory note made payable to Lender or to order. The Deed of Trust encumbers certain real property (the "Property") located in the City of Los Angeles, County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto.
                          ---------

          WHEREAS, Landlord and Tenant have entered in to a lease dated June 19, 1998 (the "Lease") covering space within a building located on the Property (such space further described in the Lease and hereinafter referred to as the "Premises"), for the term and upon the terms and conditions therein set forth; and

          WHEREAS, the Parties desire to expressly subordinate the Lease to the lien of the Deed of Trust; and

          WHEREAS, Tenant has request that Lender agree not to disturb the peaceful and quiet possession or right of possession of the Premises by Tenant.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

          1. Landlord and Tenant declare and agree that each hereby subordinates the priority and superiority of the Lease, the leasehold interest and estates created thereby, and the rights, privileges and powers of the Tenant and Landlord thereunder, in favor of the Deed of Trust, and that the Lease, the leasehold interests and estates created thereby, and the rights, privileges and powers of the Tenant and Landlord thereunder, be and the same are hereby, and with full knowledge and understanding of the effect of such subordination, unconditionally (subject only to the terms and conditions of this Agreement) made subordinate to the lien and charge of the Deed of Trust, to all terms, conditions and provisions of the Deed of Trust, to all advances made or to be made thereunder, to any renewals, extensions, modifications or replacements of the Deed of Trust, and to the rights, privileges and powers of the Lender thereunder, and shall hereafter be junior and inferior to the lien and charge of the Deed of Trust.

          2. The Parties declare and agree that this Agreement shall supersede, to the extent inconsistent herewith, the provisions of the Lease relating to the subordination of the Lease and the leasehold interests and estates created thereby to the lien or charge of the Deed of Trust.

          3. In the event Lender, its successors or assigns or any other purchaser at a foreclosure sale or sale under private power contained in the Deed of Trust succeeds to the interest of Landlord under the Lease by reason of any foreclosure of the Deed of Trust or the acceptance by Lender of a deed in lieu of foreclosure, or by any other manner (the "Succession") then:

               a. Lender agrees that it shall not disturb Tenant's peaceful and quiet possession of the Premises, nor shall the Lease or its appurtenances be extinguished, terminated or affected thereby, nor shall Lender join Tenant as a party in any action or proceeding against Landlord; provided, the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed as would entitle Landlord to terminate the Lease or would cause, without any further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess tenant thereunder

               b. Tenant shall be bound to Lender, its successors or assigns or such other purchaser under all of the terms, covenants and conditions of the Lease for the remaining balance of the term of the Lease, with the same force and effect as if Lender, its successors or assigns or such other purchaser were the Landlord under such Lease, and Lender, its successors or assigns or such other purchaser, shall be bound to the Tenant under all of the provisions of the Lease, and Tenant shall from and after the date Lender acquires the interest of Landlord or comes into possession of or acquires title to the Premises, have the same remedies against Lender for the breach of any agreement contained in the Lease that the tenant might have had under the Lease against Landlord. Tenant does hereby agree to attorn to Lender, its successors or assigns or such other purchaser as its Landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the Parties, immediately upon Lender, its successors or assigns or such other purchaser succeeding to the interest of Landlord under the Lease; provided, however, that Tenant agrees to execute and deliver to Lender, its successors or assigns or such other purchaser any instrument reasonably requested by such party to evidence such attornment.

               c. Tenant shall be under no obligation to pay rent to Lender until Tenant receives written notice from Lender stating that Lender is entitled to receive the rents under the Lease directly from Tenant. Landlord, by its execution hereof, hereby authorizes Tenant to accept such direction from Lender and to pay the rents directly to Lender and waives all claims against Tenant for any sums so paid at Lender's direction. Landlord specifically agrees that Tenant may conclusively rely upon any written notice Tenant receives from Lender notwithstanding any claims by Landlord contesting the validity of any term or condition of such notice, including any default claimed by Lender, and Tenant shall have no duty to inquire into the validity or appropriateness of any such notice.

               d. Subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease on the part of the Tenant to be observed and performed, Lender, its successors or assigns or such other purchaser shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Lender, its successors or assigns or such other purchaser were the landlord under the Lease; provided, however, that Lender, its successors or assigns or such other purchaser shall not be (i) liable for any act or omission of Landlord under the Lease, except to the extent that Lender continues such action or omission after Lender succeeds to the interest of Landlord, (ii) subject to any offsets or defenses which Tenant may be entitled to assert against Landlord (except for Tenant's offset rights and defenses expressly provided for in the Lease), (iii) bound by any payment of rent or additional rent by Tenant to Landlord for more than thirty (30) days in advance of the due date under the Lease, (iv) liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to Landlord, whether or not still held by Landlord, unless and until Lender or such other purchaser has actually received for its own account as landlord the full amount of such security deposit, (v) bound by any provision in the Lease which obligates the landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements or except as expressly provided in the Lease to restore any improvement following any casualty or taking, except for repair and maintenance obligations as provided in the Lease, (vi) bound by any amendment or modification of the Lease made without the written consent of Lender, its successors or assigns or such other purchaser, (vii) bound by any notice of termination, cancellation or surrender not provided for in the Lease without Lender's prior written consent thereto, (viii) bound by any assignment of the Lease or sublet of the Premises other than an assignment or sublet made in accordance with the provisions of the Lease, or (ix) personally liable under the Lease, and Lender's liability under the Lease shall be limited to the ownership interest of Lender in Premises.

          4. The agreements contained herein shall run with the land and shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors and assigns of the Parties.

          5. Tenant hereby agrees that, in the event Tenant notifies Landlord of a default on the part of Landlord under the Lease, Tenant shall concurrently send a copy of such notice to Lender, at the address set forth in Paragraph 6 below, certified or registered mail, postage prepaid, return receipt requested. Tenant agrees that notwithstanding any other provision of the Lease, Tenant shall not terminate the Lease by reason of any default by Landlord unless Lender has received the foregoing notice and has failed to cure such default within thirty (30) days of the date of receipt of such notice, or if the default cannot reasonably be cured within such thirty (30) day period, within such longer period of time as is reasonably necessary for Lender to obtain possession of the Property and to cure such default.

          6. The address of Lender for all purposes hereunder, unless changed by Lender giving written notice to Tenant, shall be as follows:

                    Pacific Life Insurance Company
                    700 Newport Center Drive
                    Newport Beach, California  92660
                    Attention:  Vice President, Real Estate Investments

          7. The address of Tenant for all purposes hereunder, unless changed by Tenant giving written notice to Lender, shall be as follows:

                    Edutrek International
                    3340 Peachtree Road Northeast
                    Suite 2000
                    Atlanta, Georgia  30326
                    Attention:  Ms. Stephanie Kirkpatrick
                    with a copy to:
                    Smith, Gambrell & Russell, LLP
                    1230 Peachtree Street, N.E.
                    Suite 3100, Promenade 11
                    Atlanta, Georgia  30309-3595
                    Attention:  Arthur Jay Schwartz, Esq.

          IN WITNESS OF THE ABOVE, the undersigned Parties have executed this instrument as of the day and year first above written.

          NOTICE: THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE SECURITY INTEREST IN THE PROPERTY CREATED BY SOME OTHER OR LATER INSTRUMENT.

                         "LANDLORD"
                         W9/WLA REAL ESTATE LIMITED PARTNERSHIP,
                         a Delaware limited partnership
                         By:  LPC MS, Inc.,
                         as agent and manager for Landlord
                         By:  __________________________________

                         D. Allen Palmer, Senior Vice President

                    "TENANT"
                    EDUTREK INTERNATIONAL, INC.,
                    a Georgia corporation,
                    By:  ___________________________________

                    Name:___________________________________

                    Its:____

                    By:  ___________________________________

                    Name:___________________________________

                    Its:____

                    "LENDER"

                    By:  CREDIT SUISSE FIRST BOSTON MORTGAGE
                         CAPITAL LLC,
                    a Delaware Limited Liability Company

                    By:  ___________________________________

                    Its:____

                    By:  ___________________________________

                    Its:____

STATE OF_______________)
                       )  ss.
COUNTY OF______________)

          On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                              _______________________________________
                                Notary Public in and for said State

STATE OF_______________)
                       )  ss.
COUNTY OF______________)

          On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                              _______________________________________
                                Notary Public in and for said State

STATE OF ______________)
                       )  ss.
COUNTY OF _____________)

          On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument .

          WITNESS my hand and official seal.

                              _______________________________________
                                Notary Public in and for said State

STATE OF_______________)
                       )  ss.
COUNTY OF______________)

          On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                              _______________________________________
                                Notary Public in and for said State

STATE OF_______________)
                       )  ss.
COUNTY OF______________)

          On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument .

          WITNESS my hand and official seal.

                              _______________________________________
                                Notary Public in and for said State

                                   EXHIBIT A
                                   ---------
                         LEGAL DESCRIPTION OF PROPERTY
                         -----------------------------
                               [TO BE SUPPLIED]
                               ----------------

                                  OFFICE LEASE
                                  ------------

                         1265 WEST JEFFERSON BOULEVARD
                            LOS ANGELES, CALIFORNIA
                    W9/WLA REAL ESTATE LIMITED PARTNERSHIP,
                        A DELAWARE LIMITED PARTNERSHIP,
                                 as Landlord,
                                      and


                         EDUTREK INTERNATIONAL, INC.,
                            a Georgia corporation,
                                  as Tenant.

                        12655 WEST JEFFERSON BOULEVARD

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                                                                 PAGE
-------                                                                                                                 ----
ARTICLE 1     REAL PROPERTY, BUILDING AND PREMISES; EXPANSION PREMISES...............................................     4

ARTICLE 2     INITIAL LEASE TERM; GOVERNMENTAL APPROVALS; TENANT
              TERMINATION RIGHT; OPTION TERMS........................................................................     5

ARTICLE 3     BASE RENT..............................................................................................     7

ARTICLE 4     ADDITIONAL RENT........................................................................................     7

ARTICLE 5     USE OF PREMISES........................................................................................    11

ARTICLE 6     SERVICES AND UTILITIES.................................................................................    11

ARTICLE 7     REPAIRS................................................................................................    13

ARTICLE 8     ADDITIONS AND ALTERATIONS..............................................................................    13

ARTICLE 9     COVENANT AGAINST LIENS.................................................................................    14

ARTICLE 10    INDEMNIFICATION AND INSURANCE..........................................................................    15

ARTICLE 11    DAMAGE AND DESTRUCTION.................................................................................    16

ARTICLE 12    CONDEMNATION...........................................................................................    17

ARTICLE 13    COVENANT OF QUIET ENJOYMENT............................................................................    18

ARTICLE 14    ASSIGNMENT AND SUBLETTING..............................................................................    18

ARTICLE 15    SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES.....................................................    20

ARTICLE 16    HOLDING OVER...........................................................................................    20

ARTICLE 17    ESTOPPEL CERTIFICATES..................................................................................    21

ARTICLE 18    SUBORDINATION..........................................................................................    21

ARTICLE 19    TENANT'S DEFAULTS; LANDLORD'S REMEDIES.................................................................    21

ARTICLE 20    SECURITY DEPOSIT/LETTER OF CREDIT......................................................................    23

ARTICLE 21    COMPLIANCE WITH LAW....................................................................................    24

ARTICLE 22    ENTRY BY LANDLORD......................................................................................    25

ARTICLE 23    TENANT PARKING.........................................................................................    25

ARTICLE 24    MISCELLANEOUS PROVISIONS...............................................................................    25

EXHIBITS
A        OUTLINE OF PREMISES
A-1      EXPANSION PREMISES
B        TENANT WORK LETTER
C        AMENDMENT TO LEASE
D        RULES AND REGULATIONS
E        FORM OF TENANT'S ESTOPPEL CERTIFICATE
F        JANITORIAL SPECIFICATIONS
G        SNDA